     As filed with the Securities and Exchange Commission on August 18, 1998

                      Investment Company Act File No. 811-

       -------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

[ ]          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]                Pre-Effective Amendment No. _______________
[ ]                Post-Effective Amendment No. ______________
                                     and/or
[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              ---------------------

                             WYNSTONE PARTNERS, L.P.
               (Exact name of Registrant as specified in Charter)

                             CIBC Oppenheimer Tower
                           One World Financial Center
                                   31st Floor
                               200 Liberty Street
                            New York, New York 10281
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 667-4225

                              ---------------------

                              c/o HOWARD M. SINGER
                                Managing Director
                             CIBC Oppenheimer Corp.
                             CIBC Oppenheimer Tower
                           One World Financial Center
                                   31st Floor
                               200 Liberty Street
                            New York, New York 10281
                     (Name and address of agent for service)

                                    Copy to:
                            KENNETH S. GERSTEIN, ESQ.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

                  ---------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Partnership interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any partnership interests in Registrant.

                                    FORM N-2

                             WYNSTONE PARTNERS, L.P.

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)

      PART A
    ITEM NUMBER                      CAPTION                                    PROSPECTUS CAPTION
    -----------                      -------                                    ------------------
        1.           Outside Front Cover                      Outside Front Cover of Confidential Memorandum


        2.           Inside Front and Outside Back Cover      Outside Front Cover of Confidential Memorandum
                     Page

        3.           Fee Table and Synopsis                   Summary of Terms; Fees and Expenses;  Capital
                                                              Accounts and Allocations - Incentive Allocation

        4.           Financial Highlights                     Not Applicable

        5.           Plan of Distribution                     Not Applicable

        6.           Selling Shareholders                     Not Applicable

        7.           Use of Proceeds                          Not Applicable

        8.           General Description of the Registrant    Summary of Terms; The Partnership; Investment
                                                              Program; Types of Investments and Related Risk
                                                              Factors; Additional Risk Factors

        9.           Management                               Summary of Terms; The Partnership; Individual General
                                                              Partners; The Adviser, CIBC Opco and KBW Asset
                                                              Management, Inc.; Brokerage; Fees and Expenses;
                                                              Additional Information and Summary of Limited
                                                              Partnership Agreement - Custodian

      PART A
    ITEM NUMBER                      CAPTION                                    PROSPECTUS CAPTION
    -----------                      -------                                    ------------------
        10.          Capital Stock, Long-Term Debt, and       Summary of Terms; Voting; Capital Accounts and
                     Other Securities                         Allocations; Subscription for Interests; Tax Aspects;
                                                              Additional Information and Summary of Limited
                                                              Partnership Agreement

        11.          Defaults and Arrears on Senior           Not Applicable
                     Securities

        12.          Legal Proceedings                        Not Applicable

        13.          Table of Contents of the Statement of    Not Applicable
                     Additional Information

      PART B
    ITEM NUMBER                      CAPTION                       STATEMENT OF ADDITIONAL INFORMATION CAPTION
    -----------                      -------                       -------------------------------------------
        14.          Cover Page                               Not Applicable

        15.          Table of Contents                        Not Applicable

        16.          General Information and History          Not Applicable

        17.          Investment Objective and Policies        Summary of Terms; Investment Program; Types of
                                                              Investments and Related Risk Factors; Additional Risk
                                                              Factors; Brokerage

        18.          Management                               Summary of Terms; Individual General Partners

        19.          Control Persons and Principal Holders    Individual General Partners
                     of Securities

      PART B
    ITEM NUMBER                      CAPTION                       STATEMENT OF ADDITIONAL INFORMATION CAPTION
    -----------                      -------                       -------------------------------------------
        20.          Investment Advisory and Other Services   Summary of Terms; The Adviser, CIBC Opco and KBW
                                                              Asset Management, Inc.; Fees and Expenses; Capital
                                                              Accounts and Allocations - Incentive Allocations;
                                                              Additional Information and Summary of Limited
                                                              Partnership Agreement

        21.          Brokerage Allocation and Other           Conflicts of Interest; Brokerage
                     Practices

        22.          Tax Status                               Summary of Terms; Tax Aspects


        23.          Financial Statements                     Because Registrant has no assets, financial
                                                              statements are omitted.

                                                   Copy Number: ________________



                             WYNSTONE PARTNERS, L.P.



                             CONFIDENTIAL MEMORANDUM
                               [SEPTEMBER] 1998



                        CIBC OPPENHEIMER ADVISERS, L.L.C.

                               INVESTMENT ADVISER


                             CIBC OPPENHEIMER TOWER
                     ONE WORLD FINANCIAL CENTER, 31ST FLOOR
                               200 LIBERTY STREET
                            NEW YORK, NEW YORK 10281
                                 (212) 667-4225

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF WYNSTONE PARTNERS, L.P. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE PARTNERSHIP INTERESTS OF WYNSTONE PARTNERS, L.P. HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE PARTNERSHIP INTERESTS OF WYNSTONE PARTNERS, L.P. OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TO ALL INVESTORS

THE INTERESTS ARE NOT INSURED OR GUARANTEED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CANADIAN IMPERIAL BANK OF COMMERCE OR ANY OTHER BANK. THE INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

THE INTERESTS OF WYNSTONE PARTNERS, L.P. WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF PARTNERSHIP INTERESTS IN WYNSTONE PARTNERS, L.P. IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING WYNSTONE PARTNERS, L.P. THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.

THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE LIMITED PARTNERSHIP INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN WYNSTONE PARTNERS, L.P. FOR SUCH INVESTOR.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED PARTNERSHIP AGREEMENT OF WYNSTONE PARTNERS, L.P., THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

                           FOR GEORGIA RESIDENTS ONLY

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                                TABLE OF CONTENTS

                                                                                                          PAGE

SUMMARY OF TERMS............................................................................................

THE PARTNERSHIP..............................................................................................

STRUCTURE....................................................................................................

INVESTMENT PROGRAM...........................................................................................

TYPES OF INVESTMENTS AND RELATED RISK FACTORS................................................................

ADDITIONAL RISK FACTORS.....................................................................................

PERFORMANCE INFORMATION.....................................................................................

INDIVIDUAL GENERAL PARTNERS.................................................................................

THE ADVISER, CIBC OPCO AND KBW ASSET MANAGEMENT, INC........................................................

VOTING......................................................................................................

CONFLICTS OF INTEREST.......................................................................................

BROKERAGE...................................................................................................

FEES AND EXPENSES...........................................................................................

CAPITAL ACCOUNTS AND ALLOCATIONS............................................................................

SUBSCRIPTION FOR INTERESTS..................................................................................

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS.........................................................

TAX ASPECTS.................................................................................................

ERISA CONSIDERATIONS........................................................................................

ADDITIONAL INFORMATION AND SUMMARY OF LIMITED PARTNERSHIP AGREEMENT.........................................

APPENDIX A - LIMITED PARTNERSHIP AGREEMENT.................................................................

APPENDIX B - PERFORMANCE INFORMATION.......................................................................

                                     -iii-

                                SUMMARY OF TERMS

                  The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the limited partnership agreement of Wynstone Partners, L.P. (the "Partnership Agreement"), each of which should be read carefully and retained by any prospective investor.

The Partnership            Wynstone Partners, L.P. (the "Partnership") is a
                           newly organized Delaware limited partnership, registered under the Investment Company Act of 1940
                           (the "1940 Act") as a closed-end, non-diversified, management investment company.

                           The Partnership is a specialized investment vehicle that may be referred to as a registered private investment partnership. The Partnership is similar to an unregistered private investment partnership in that (i) the Partnership's portfolio may be more actively managed than most other investment companies, (ii) limited partnership interests in the Partnership will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors, and thus will be restricted as to transfer, and (iii) the capital accounts of persons who purchase interests in the Partnership offered hereby ("Limited Partners") will be subject to both asset-based charges and performance-based allocations in connection with the Partnership's activities. Unlike a private investment partnership but like other registered investment companies, however, the Partnership has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program.

Investment Program         The Partnership's investment objective is to seek
                           superior capital appreciation. The Partnership will pursue this objective by investing its assets primarily in the equity securities of U.S. companies engaged in the financial services industry. These companies include: commercial and industrial banks;
                           savings and loan associations, savings banks and other thrift institutions; consumer and industrial finance and leasing companies; securities brokerage and investment advisory firms; and insurance companies. Investments may include long and short positions in equity securities, fixed-income securities and various derivatives, including options on securities and stock index options.

                           CIBC Oppenheimer Advisers, L.L.C., the investment adviser of the Partnership, will rely primarily on investment research and fundamental analysis of company financial data in seeking to identify attractive investment opportunities for the Partnership. The research process involves company visits, continuous updating of valuation models, review and analysis of published research and discussions with industry sources.

                           Among the sources of information upon which the Adviser will rely will be investment research and related analysis generated by Keefe, Bruyette & Woods, Inc. ("KBW"), an affiliate of KBW Asset Management, Inc. ("KBWAM"), a non-managing member of the Adviser whose investment professionals will manage the Partnership's investment portfolio on behalf of the Adviser. Other research sources will also be used.

                           The Adviser will invest the Partnership's assets in the equity and equity-related securities of financial services issuers that the Adviser believes are undervalued or that, in the judgment of the Adviser, offer other opportunities for capital appreciation based on consideration of relevant company-, industry- and market-specific factors and trends. For example, the Adviser will seek to identify securities of financial services companies in particular market sectors that are undervalued relative to other issuers in the same sector or which have characteristics making the issuer an acquisition target.

                           The Partnership will generally invest 75% or more of the value of its total assets in the securities of U.S. companies engaged in the financial services industry. Generally, the Partnership will maintain a long position in these companies. During periods of adverse market conditions in the financial services industry or in the U.S. equity securities markets generally, the Partnership may temporarily invest 25% or less of the value of its total assets in the securities of these issuers. At such times, all or any portion of the Partnership's assets may either be invested in equity securities of issuers not engaged in the financial services industry or in high quality fixed-income securities, including money market instruments, or held as cash. The Partnership may also invest in money market instruments or hold cash for liquidity purposes.

                           In pursuing its investment objective, or for hedging purposes, the Partnership may use various investment techniques and strategies. These may include the use of leverage, short sales of securities, the purchase and sale of options on securities and stock indices, subject to certain limitations described elsewhere in this Confidential Memorandum. The use of these investment techniques and instruments involves certain risks. (See "Types of Investments and Related Risk Factors.")

Risk Factors               The Partnership's investment program is speculative
                           and entails substantial risks. There can be no assurance that the Partnership's investment objective will be achieved. In particular, the Partnership's use of leverage, short sales and derivative transactions and limited diversification can, in certain circumstances, result in significant losses to the Partnership. Additionally, because the Partnership will normally invest primarily in the securities of companies engaged in the financial services industry, the Partnership's investments and its performance will be affected by risk factors particular to the financial services industry, including those relating to extensive government regulation and a changing regulatory environment, as well as general market and economic conditions affecting the securities markets generally.

                           As a non-diversified investment company, there are no percentage limitations on the portion of the Partnership's assets that may be invested in the securities of any one issuer. However, the 1940 Act imposes limitations on the percentage of the total assets of the Partnership that may be invested in certain financial services issuers. The Partnership intends to invest no more than 15% of the value of its total assets in the securities of any one issuer. However, while seeking desirable investments the Partnership may temporarily exceed this limitation. As a result, its investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                           The Partnership will invest primarily in the securities of U.S. issuers but may invest a portion of its assets in the securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. Certain other types of investments, such as derivatives and illiquid investments, also involve particular risks as described herein.

                           The Incentive Allocation (defined below) that may be debited to the capital account of each Limited Partner and credited to the Special Advisory Account (defined below) of the Adviser may create an incentive for the Adviser to cause the Partnership to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because the Incentive Allocation is calculated on a basis that includes unrealized appreciation of the Partnership's assets, the allocation may be greater than if it were based solely on realized gains.

                           There are special tax risks associated with an investment in the Partnership.

                           The Partnership is a newly formed entity and has no operating history upon which investors can evaluate its performance. The personnel of the members of the Adviser responsible for managing the Partnership's investment portfolio, however, have substantial experience in managing investments, private investment partnerships and the financial services industry.

                           Interests in the Partnership will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Partnership may offer to repurchase Partnership interests from time to time, a Limited Partner may not be able to liquidate its interest in the Partnership for up to two years. (See "Types of Investments and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.")

Management                 The individual general partners of the Partnership
                           (the "Individual General Partners") have overall responsibility for the management and supervision of the operations of the Partnership. None of the Individual General Partners is affiliated with CIBC
                           Oppenheimer Corp. ("CIBC Opco") or is an "interested person," as defined by the 1940 Act, of CIBC Opco or the Adviser. The initial Individual General Partners have been elected by the organizational Limited
                           Partner of the Partnership (which is not affiliated with CIBC Opco). By signing the Partnership Agreement of the Partnership, each Limited Partner will be deemed to have voted for the election of each of the initial Individual General Partners. Any vacancy may be filled by the remaining Individual General
                           Partners, or, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Partnership (other than any such securities held by the Limited Partners affiliated with CIBC Opco). (See "Individual General
                           Partners" and "Voting.")

Adviser CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Partnership and will be responsible for managing the Partnership's investment portfolio pursuant to the terms of an investment advisory agreement with the Partnership. CIBC Opco is the managing member and controlling person of the Adviser and KBWAM is a non-managing member of the Adviser. Investment professionals employed by KBWAM will manage the Partnership's investment portfolio on behalf of the Adviser under supervision of CIBC Opco. The Adviser holds a non-voting Special Advisory Limited Partner interest (the "Special Advisory Account") in the Partnership solely for the purpose of receiving the Incentive Allocation. The Adviser also will make a capital contribution to the Partnership as a Limited Partner in the approximate amount of 1% of the aggregate outstanding capital account balances of all Limited Partners. (See "Additional Information And Summary Of Limited Partnership Agreement - Limited Partner Interests.")

                           CIBC Opco (directly or through affiliates, including the Adviser) provides investment advisory services to registered investment companies, private investment partnerships and individual client accounts. KBWAM is an affiliate of KBW, an institutionally-oriented securities broker-dealer and full-service investment bank specializing in the banking and financial services industry. KBWAM provides investment advisory services to several institutional and individual investors. As of June 30, 1998, KBWAM had approximately $225 million of assets under management.

                           The Partnership has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which is effective for an initial term expiring [September 2,] 2000, and may be continued in effect from year to year thereafter if the continuance is approved annually by the Individual General Partners. The Individual General Partners may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

Placement Agent            CIBC Opco acts as the non-exclusive placement agent
                           for the Partnership, without special compensation from the

                           Partnership, and will bear its own costs associated with its activities as placement agent. The Individual General Partners may terminate CIBC Opco as placement agent upon 30 days' prior written notice. CIBC Opco intends to compensate its account executives for their ongoing servicing of clients with whom they have placed interests in the Partnership. This compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Partnership. (See "Conflicts Of Interest - CIBC Opco.")

Conflicts of Interest      Certain conflicts of interest may arise from the
                           following: (i) CIBC Opco, KBWAM and their respective affiliates may each engage in investment management activities for their own accounts and the accounts of others in which the Partnership has no interest and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Partnership; (ii) KBWAM and its affiliates will manage accounts (in which the Partnership has no interest) of certain other persons in accordance with an investment program that is substantially similar to the Partnership's investment program, but (a) these accounts may commit a larger percentage of their respective assets to an investment opportunity than the Adviser may commit of the Partnership's assets and (b) there may be circumstances under which KBWAM and its affiliates will consider participation by such accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Partnership;
                           (iii) situations may occur where the Partnership could be disadvantaged because of the investment activities conducted by KBWAM and its affiliates for the other accounts they manage; (iv) the Partnership may enter into certain transactions with one or more accounts that are managed by KBWAM or its affiliates, but only in accordance with the 1940 Act; (v) the Adviser, KBWAM and any of their respective affiliates may in the future provide investment advisory services from time to time to private investment partnerships or other entities or accounts that are advised by CIBC Opco, KBWAM or their respective affiliates; (vi) KBWAM and its affiliates may receive research products and services in connection with the brokerage services that CIBC Opco and its affiliates may provide from time to time (a) to one or more entities managed by KBWAM or its affiliates or (b) to the Partnership; (vii) from time to time, in the ordinary course of their brokerage, investment or dealer activities, CIBC Opco, KBWAM and their respective affiliates may trade, position or invest in, for its own account, the same securities as those in which the Partnership invests; (viii) the investment banking and corporate finance activities of CIBC Opco, Canadian Imperial Bank of Commerce, the parent company of CIBC Opco, KBW or their respective affiliates may restrict the ability of the Partnership to purchase or sell certain securities;
                           and (ix) the Adviser, CIBC Opco and affiliates of CIBC Opco are subject to regulation under the Bank
                           Holding Company Act and to restrictions imposed by the Board of Governors of the Federal Reserve System on their transactions and relationships with the Partnership and these restrictions may affect the investments made by the Partnership. Future activities of CIBC Opco, KBWAM, including the respective directors, principals, officers and employees of the foregoing, or of their respective affiliates, may give rise to additional conflicts of interest. (See "Conflicts Of Interest.")

Fees and Expenses          CIBC Opco provides certain administration and
                           investor services to the Partnership, including, among other things, providing office space and other support services to the Partnership, maintaining and preserving certain records of the Partnership, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Partnership's expenses. In consideration for these services, the Partnership will pay CIBC Opco a monthly management fee of 0.08333% (1% on an annualized basis) of the Partnership's net assets for the month (the "CIBC Opco Fee"). The CIBC Opco Fee will be paid to CIBC Opco out of the Partnership's assets, and debited against Limited Partners' capital accounts (but not the Special Advisory Account). A portion of the CIBC Opco Fee will be paid by CIBC
                           Opco to KBWAM.

                           The Partnership will bear all expenses incurred in the business of the Partnership, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Partnership's account; legal fees; accounting fees; costs of insurance; organizational and registration expenses; certain offering expenses; expenses of meetings of Individual General Partners and Limited Partners (collectively, the "Partners"); and fees payable to PFPC Inc. for providing certain administration, accounting and investor services to the Partnership. (See "Fees and Expenses.") These expenses will not be charged to the Special Advisory Account.

Allocation of Profit       The net profits or net losses of the Partnership
and Loss                   (including, without limitation, net realized gain or
                           loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Limited Partners at the end of each fiscal period in accordance with their respective partnership percentages for the period. Each Limited
                           Partner's partnership percentage will be determined by dividing as of the start of a fiscal period the balance of the Limited Partner's capital account by the sum of the balances of the capital accounts of all Limited Partners. (See "Capital Accounts and
                           Allocations - Allocation of Net Profits and Net
                           Losses.")

Incentive Allocation       Generally at the end of each fiscal year, an
                           incentive allocation of 20% of the net profits, if any, that have been credited to the capital account of the Limited Partner during the period (an
                           "Incentive Allocation") will be debited from the Limited Partner's capital account and credited to the Special Advisory Account. The Incentive Allocation will be charged to a Limited Partner only to the extent that cumulative net profits with respect to the Limited Partner through the close of any period exceeds the highest level of cumulative net profits with respect to the Limited Partner through the close of any prior period. The Incentive Allocation will be adjusted for repurchases of interests by the Partnership. The Adviser may withdraw any Incentive
                           Allocation credited to its Special Advisory Account by the last business day of the month following the date on which the Incentive Allocation was made. (See
                           "Capital Accounts and Allocations - Incentive
                           Allocation.")

Subscription for           For the first six months from the date of
Interests                  commencement of operations of the Partnership, the
                           Individual General Partners may accept initial and additional subscriptions for interests by eligible investors as of the first day of each month upon 10 days' prior written notice to the Individual General
                           Partners (subject to the discretion of the Individual
                           General Partners to waive such notice), subject to the receipt of cleared funds on or before the acceptance date. Thereafter, both initial and additional subscriptions for interests by eligible investors may be accepted by the Individual General
                           Partners as of the first day of each calendar quarter upon similar notice (subject to the discretion of the Individual General Partners to waive such notice), subject to the receipt of cleared funds on or before the acceptance date. The Individual General Partners reserve the right to reject any subscription for interests in the Partnership. The minimum initial investment in the Partnership is $150,000 and the minimum additional investment in the Partnership is $25,000, subject to the discretion of the Individual General Partner to accept initial and additional investments in lesser amounts. The Individual General Partners may, in their sole discretion, suspend subscriptions for interests at any time. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the Partnership may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase interests in the Partnership.

Initial Closing Date       The initial closing date for subscriptions of
                           interests in the Partnership is November 2, 1998. The
                           Partnership, in its sole discretion, may postpone the closing date for up to 90 days.

Transfer Restrictions      Interests in the Partnership held by Limited Partners
                           may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) under certain limited circumstances, with the written consent of the Individual General Partners (which may be withheld in their sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances). The Individual General
                           Partners generally will not consent to a transfer unless the following conditions are met: (i) the transferring Limited Partner has been a Limited
                           Partner for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Partnership to repurchase interests; and
                           (iii) the transfer does not constitute a change in beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted
                           Limited Partners without the consent of the Individual General Partners, which may be withheld in their sole and absolute discretion. A Limited Partner who transfers an interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Partnership in connection with the transfer. (See "Redemptions, Repurchases of Interests and Transfers - Transfers of Interests.")

Withdrawals and            No Limited Partner will have the right to require the
Repurchases of Interests   Partnership to redeem its Partnership interest. The
by the Partnership         Partnership may from time to time offer to repurchase
                           interests pursuant to written
                           tenders by Partners. Repurchases will be made at such times and on such terms as may be determined by the Individual General Partners, in their complete and exclusive discretion. In determining whether the Partnership should repurchase interests or portions thereof from Partners pursuant to written tenders, the Individual General Partners will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Individual General
                           Partners that the Partnership offer to repurchase interests from Partners at the end of 1999.
                           Thereafter, the Adviser expects that generally it will recommend to the Individual General Partners that the Partnership offer to repurchase interests from Partners twice each year, effective at the end of the second fiscal quarter and again at the end of the year. The Individual General Partners will also consider the following factors, among others, in making this determination: (i) whether any Limited
                           Partners have requested to tender interests or portions thereof to the Partnership; (ii) the liquidity of the Partnership's assets; (iii) the investment plans and working capital requirements of the Partnership; (iv) the relative economies of scale with respect to the size of the Partnership; (v) the history of the Partnership in repurchasing interests or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of interests or portions thereof. (See "Redemptions, Repurchases of Interests and Transfers - No Right of Redemption" and "- Repurchases of Interests.")

                           The Partnership Agreement provides that the Partnership shall be dissolved if the interest of any Limited Partner that has submitted a written request, in accordance with the terms of the Partnership Agreement, to tender its entire interest for repurchase by the Partnership has not been repurchased within a period of two years of the request.

Summary of Taxation        Counsel to the Partnership will render an opinion
                           that the Partnership will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Partnership also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Partnership will not be treated as a "publicly traded partnership" taxable as a corporation.
                           Accordingly, the Partnership should not be subject to Federal income tax, and each Limited Partner will be required to report on its own annual tax return such Limited Partner's distributive share of the Partnership's taxable income or loss.

                           If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Partnership or otherwise), the taxable income of the Partnership would be subject to corporate income tax and any distributions of profits from the Partnership would be treated as dividends. (See "Tax Aspects.")


ERISA Plans and Other
Tax-Exempt Entities        Investors subject to the Employee Retirement Income
                           Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities (each a "tax-exempt" entity) may purchase interests in the Partnership with the approval of the Individual General Partners. The
                           Partnership may utilize leverage in connection with its trading activities. Therefore, a tax-exempt
                           Limited Partner may incur income tax liability with respect to its share of the net profits from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income." The Partnership will provide to tax-exempt
                           Limited Partners such accounting information as they require to report their "unrelated business taxable income" for income tax purposes.

                           Investment in the Partnership by tax-exempt entities requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum.

Term The Partnership's term is perpetual unless the Partnership is otherwise terminated under the terms of the Partnership Agreement.

Reports to Limited
Partners The Partnership will furnish to Limited Partners as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. The Partnership will also send Limited Partners an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made. Limited Partners also will be sent quarterly reports regarding the Partnership's operations during each quarter.

Fiscal Year                Year The 12-month period ending December 31. The
                           first fiscal year of the Partnership will commence on the date of the initial closing and will end on December 31, 1998.

                                 THE PARTNERSHIP

         Wynstone Partners, L.P. (the "Partnership") is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Partnership was organized as a limited partnership under the laws of Delaware in June, 1998, and has no operating history. The Partnership's principal office is located at CIBC Oppenheimer Tower, One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225. CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment adviser to the Partnership and is responsible for the Partnership's investment activities pursuant to an investment advisory agreement. Responsibility for the overall management and supervision of the operations of the Partnership is vested in the individuals who serve as individual General Partners of the Partnership (the "Individual General Partners"). (See "Individual General Partners.")

                                    STRUCTURE

         The Partnership is a specialized investment vehicle that combines many of the features of a private investment partnership with those of a closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The general partners of these partnerships are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

         The Partnership is similar to private investment partnerships in that its investment portfolio may be actively managed and interests in the Partnership will be sold in comparatively large minimum denominations ($150,000) in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both asset-based fees and performance-based allocations. However, the Partnership, like other closed-end investment companies, has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program. This permits a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment partnerships.

                               INVESTMENT PROGRAM

         The Partnership's investment objective is to seek superior capital appreciation. The Partnership will pursue this objective by investing its assets primarily in the equity securities of U.S. companies engaged in the financial services industry. For this purpose, equity securities include common and preferred stocks, convertible preferred and debt securities, options, rights and warrants. Companies engaged in the financial services industry include: commercial and industrial banks; savings and loan associations, savings banks and other thrift institutions; consumer and industrial finance and leasing companies; securities brokerage and investment advisory firms; and insurance companies. Generally, the Partnership will invest 75% or more of the value of its total assets in the securities of companies engaged in the financial services industry and will maintain long positions in these companies.

         The Partnership's investments, however, may include long and short positions in equity securities, fixed-income securities and various derivatives, including options on securities and stock index options. It is expected that, initially, a substantial portion of the Partnership's assets will be in securities issued by commercial banks and thrift institutions. (See "Types of Investments and Related Risk Factors - Equity Securities" and "- Bonds and Other Fixed-Income Securities." The Partnership will invest primarily in the securities of U.S. issuers, but may invest up to 25% of the value of its total assets in the securities of foreign issuers, including depositary receipts relating to foreign securities. (See "Types of Investments and Related Risk Factors - Foreign Securities.")

         In managing the investments of the Partnership, the Adviser will rely primarily on investment research and fundamental analysis of company financial data in seeking to identify attractive investment opportunities. The research process involves company visits, continuous updating of valuation models, review and analysis of published research and discussions with industry sources.

         Among the sources of information upon which Adviser will rely will be investment research and related analysis generated by Keefe, Bruyette & Woods, Inc., ("KBW"), an affiliate of KBW Asset Management, Inc. ("KBWAM"), a non-managing member of the Adviser whose investment professionals will manage the Partnership's investment portfolio on behalf of the Adviser. Other research sources will also be used.

         The Adviser will invest the Partnership's assets in the equity and equity-related securities of financial services issuers that the Adviser believes are undervalued or that, in the judgment of the Adviser, offer other opportunities for capital appreciation based on consideration of relevant company-, industry- and market-specific factors and trends. For example, the Adviser will seek to identify securities of financial services companies in particular market sectors that are undervalued relative to other issuers in the same sector or which have characteristics making the issuer an acquisition target. In addition, the Adviser may cause the Partnership to sell short the securities of an issuer that it believes to be overvalued relative to similar issuers. In this regard, the Adviser may engage in "pairs trading," which would involve the Partnership's purchase of the equity securities of an issuer in a market sector trading at lower than expected price/earnings ratios and the simultaneous short sale by the Partnership of the equity securities of another issuer in the same market sector where those securities are trading at higher than expected price/earnings ratios.

         The Partnership may also invest in non-convertible bonds and other non-convertible fixed-income securities when the Adviser believes that these securities offer opportunities for capital appreciation, and may invest in share accounts of savings and loan associations and other mutual savings institutions to the extent that conversions of those organizations to stock companies offer capital appreciation potential.

         During periods of adverse market conditions in the financial services industry or in the U.S. equity securities markets generally, the Partnership may deviate from its investment objective and temporarily invest 25% or less of the value of its total assets in the securities of issuers engaged in the financial services industry. In these circumstances, all or any portion of the Partnership's assets may be invested in equity securities of issuers not engaged in the financial services industry or in high quality fixed-income securities, including money market instruments, or held as cash. The Partnership may also invest in money market instruments or hold cash for liquidity purposes. (See "Types of Investments and Related Risk Factors - Temporary Investments.")

         In pursuing its investment objective, or for hedging purposes, the Partnership may use various investment techniques and strategies. These may include the use of leverage, short sales of securities and the purchase and sale of options on securities and stock indices, subject, however, to certain limitations described elsewhere in this Confidential Memorandum, including any policies that may be established by the Individual General Partners. The use of these investment techniques and instruments involves certain risks. (See "Types of Investments and Related Risk Factors.") The Partnership will comply with applicable regulatory requirements, including the asset coverage requirements under the 1940 Act, in connection with its use of these strategies.

         The Adviser believes that there has been and will continue to be a rapid and prolonged consolidation in the financial services industry generally and in the banking and thrift industries in particular. This trend will, in the Adviser's view, result in numerous acquisitions of smaller financial services companies by larger competitors and, increasingly, acquisitions and mergers between larger institutions. According to the Federal Deposit Insurance Corporation (the "FDIC"), there were over 18,000 banks and thrifts in the United States in 1985. The number decreased to under 11,000 by the end of 1997. The Adviser believes that the consolidation in the industry will accelerate substantially over the next five years due to a variety of factors including increased efforts at costs savings in technology through economies of scale, excess capital generation and a desire to expand into new markets and regions, and a favorable economic and regulatory environment. The industry-wide consolidation is expected to create numerous opportunities for capital appreciation through investment in the securities of financial institutions that become targets for consolidation.

         The Adviser believes that the trend of consolidation will manifest itself with increased frequency across all sectors within the financial services industry. The most recent notable example of this is the recently announced proposed merger of Citicorp and Travelers Group Inc. A significant further impetus to this trend could occur if Congress enacts legislation, which is presently pending, to reduce the required separation among commercial banking, investment banking and insurance underwriting. If enacted, this legislation, combined with other changes currently ongoing within the financial services industry, will likely serve as a catalyst for additional consolidations.

         Additional information about the types of investments that will be made by the Partnership, its investment practices and related risk factors is provided below. Except as otherwise indicated, the Partnership's investment policies and restrictions are not fundamental and may be changed without a vote of Limited Partners (together with the Individual General Partners, the "Partners"). (See "Types of Investments and Related Risk Factors - Fundamental Investment Policies.")

         THE PARTNERSHIP'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE PARTNERSHIP'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. IN PARTICULAR, THE PARTNERSHIP'S USE OF LEVERAGE, SHORT SELLING AND DERIVATIVES TRANSACTIONS, AND ITS LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE PARTNERSHIP.

                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS

FINANCIAL SERVICES INDUSTRY AND INDUSTRY CONCENTRATION

         Because the Partnership will generally invest 75% or more of the value of its total assets in the securities of companies engaged in the financial services industry, the Partnership's investments and its performance will be affected by risk factors particular to the financial services industry, as well as general market and economic conditions affecting the securities markets generally. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. These limitations may have a significant impact on the profitability of a financial services company since profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial service companies.

         Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.

         Congress is currently considering legislation that would reduce the separation among commercial banks, investment banks and insurance companies. Commercial banks typically have been limited to certain non-securities activities such as making loans and accepting deposits. Investment banks have typically engaged in more extensive securities activities. On

May 13, 1998, the U.S. House of Representatives narrowly approved a bill that would permit common ownership of commercial banks, brokerage firms and insurance companies. If enacted, this and other proposed legislation could significantly impact the industry and the Partnership. While banks may be able to expand the services which they offer if legislation broadening bank powers is enacted, expanded powers could expose banks to competition from well-established companies now engaged primarily in other businesses, particularly as the historical distinctions between banks and other financial institutions erode. In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change. These changes have resulted from mergers and other consolidations of companies, as well as from the continual development of new products, structures and a regulatory framework that is anticipated to be subject to further change.

EQUITY SECURITIES

         A significant portion of the Partnership's investment portfolio normally will consist of long and short positions in common stocks and other equity securities. The value of the Partnership's equity securities varies in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

         The Partnership's investments in equity securities of U.S. companies will include securities that are listed on U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, the Partnership may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of exchange listed companies. There is no minimum required market capitalization of the companies in which the Partnership may invest. Thus, the Partnership may invest a portion of its assets in securities of companies having smaller market capitalization. These companies may not be well known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Additionally, the securities of these companies may be more volatile in price and have less liquidity than the securities of companies having larger market capitalization.

         COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

         PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

         CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Partnership is called for redemption, the Partnership will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Partnership's ability to achieve its investment objective.

BONDS AND OTHER FIXED-INCOME SECURITIES

         GENERALLY. The Partnership may invest in bonds and other fixed-income securities. The Adviser (subject to any policies established by the Individual General Partners) will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

         The Partnership may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Partnership will not invest more than 20% of its total assets in non-convertible fixed-income securities which have not received an investment grade rating from at least one NRSRO.

LIMITED DIVERSIFICATION

         The Partnership is a "non-diversified" investment company. Thus, there are no percentage limitations on the percentage of the Partnership's assets that may be invested in the securities of any one issuer. However, the 1940 Act imposes certain limitations on the percentage of the total assets of the Partnership that may be invested in the securities of certain financial services issuers. (See "Types of Investments and Related Risk Factors - Fundamental Investment Policies.") To the extent that a relatively high percentage of the Partnership's assets are invested in the securities of a limited number of issuers within the financial services industry, and within particular sectors of that industry, the Partnership's investment portfolio will be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified investment company which does not concentrate its investments in a particular industry.

         The Partnership intends to invest no more than 15% of the value of its total assets in the securities of any one issuer. However, while seeking desirable investments the Partnership may temporarily exceed this limitation subject to other applicable policies and restrictions.

FOREIGN SECURITIES

         Although the Partnership will invest primarily in the securities of publicly traded U.S. issuers, it may invest up to 25% of the value of its total assets in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Partnership may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Partnership between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

         Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Partnership's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Partnership may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

         The Partnership may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Partnership's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Partnership for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Partnership anticipates purchasing or selling a foreign security. This technique would allow the Partnership to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Partnership's existing holdings of foreign securities. There may be, however, imperfect correlation between the Partnership's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Partnership's investment objective (subject to any policies established by the Individual General Partners), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Partnership's investment portfolio.

LEVERAGE

         The Partnership may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," involves certain risks. The Partnership may also borrow money for temporary or emergency purposes or in connection with the repurchase of interests in the Partnership.

         Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Partnership of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument.

         Although leverage will increase investment return if the Partnership earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Partnership fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of the value of the Partnership's investment portfolio. In the event that the Partnership's equity or debt instruments decline in value, the Partnership could be subject to a "margin call" or "collateral call," pursuant to which the Partnership must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Partnership's assets, the Partnership might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Partnership also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         The 1940 Act requires the Partnership to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Partnership incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Partnership's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Partnership incurs the indebtedness. The staff of the SEC's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

         The SEC Staff has stated, however, that it will not deem a portfolio position involving such instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Partnership must: (1) observe the Asset Coverage Requirement;
(2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Partnership's ability to otherwise invest those assets or dispose of those securities.

         In order to obtain "leveraged" market exposure in certain investments and to increase the overall return to the Partnership of various investments, the Partnership may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

         The Partnership may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser (subject to any policies established by the Individual General Partners) believes possess volatility characteristics similar to those being hedged. In addition, the Partnership may use short sales for non-hedging purposes to pursue its investment objective. To effect a short sale, the Partnership will borrow a security from a brokerage firm to make delivery to the buyer. The Partnership is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Partnership is required to pay to the brokerage firm any accrued interest or dividend and may be required to pay a premium.

         The Partnership will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Partnership replaces the security. The Partnership will incur a loss if the price of the borrowed security increases between those dates. This loss can increase rapidly and without effective limit. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Partnership may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur, wherein the Partnership might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Partnership's investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Partnership.

         The Partnership may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Partnership makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Partnership will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the Partnership's sale of a security to a bank or securities dealer and the Partnership's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Partnership. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Partnership's investment portfolio. The Partnership has adopted procedures designed to minimize certain of the risks of loss associated with reverse repurchase transactions.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

         The Partnership may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Partnership's investment objective. These strategies may be executed through derivative transactions. The instruments the Partnership may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Partnership may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Partnership's investment objective.

         CALL AND PUT OPTIONS ON INDIVIDUAL SECURITIES. The Partnership may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

         A covered call option written by the Partnership is a call option with respect to which the Partnership owns the underlying security. The sale of such an option exposes the Partnership during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by the Partnership is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Partnership's books or with the Partnership's custodian to fulfill the obligation undertaken. The sale of such an option exposes the Partnership during the term of the option to a decline in price of the underlying security while depriving the Partnership of the opportunity to invest the segregated assets.

         The Partnership may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Partnership will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Partnership would ordinarily make a similar "closing sale transaction," which involves liquidating the Partnership's position by selling the option previously purchased, although the Partnership would be entitled to exercise the option should it deem it advantageous to do so. The Partnership may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

         Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Partnership bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Partnership may have difficulty closing out its position. Over-the-counter options purchased and sold by the Partnership may also include options on baskets of specific securities.

         WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

         CALL AND PUT OPTIONS ON SECURITIES INDICES. The Partnership may purchase and sell call and put options on stock indices (such as the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") or the Standard & Poor's 100 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Partnership's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Partnership will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Partnership of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. In addition, KBW maintains the Keefe Banking Index ("KBI"), an index of geographically diverse national money center banks and regional institutions, which KBW believes is representative of the banking industry. A derivation of the KBI, the KBW Bank Sector Index, is a listed option traded on the Philadelphia Stock Exchange. The component banks of the KBI are generally modified only to the extent a bank is merged out of existence. At such time, the KBW Bank Sector Index would also be revised by the Philadelphia Stock Exchange. From time to time, the Adviser may purchase and sell call and put options on the KBW Bank Sector Index as an alternative to direct investment in the securities comprising the index or to hedge an equity position.

LENDING PORTFOLIO SECURITIES

         The Partnership may lend its portfolio securities to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Partnership may at any time call the loan and obtain the return of the securities loaned. The Partnership will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Partnership, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Partnership may incur a loss if securities purchased with the collateral from securities loans decline in value.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

         The Partnership may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Partnership to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Partnership. When-issued securities and forward commitments may be sold prior to the settlement date. If the Partnership disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Partnership's limitation on indebtedness unless, at the time the Partnership enters into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Partnership on a forward basis will not honor its purchase obligation. In such cases, the Partnership may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

         Although the Partnership will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Partnership will be eligible to purchase securities in Rule 144A transactions if and when it owns at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Partnership qualify under Rule 144A, and an institutional market develops for those securities, the Partnership likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Partnership's illiquidity. The Partnership may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Partnership to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

         Where registration is required to sell a security, the Partnership may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Partnership may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Partnership might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Individual General Partners.

         Restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Partnership is carrying the securities.

TEMPORARY INVESTMENTS

         For defensive purposes, the Partnership may temporarily invest all or a substantial portion of its assets in high quality fixed-income securities and money market instruments, or may temporarily hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Securities will be deemed to be of high quality if they are rated in the top three categories or better by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Partnership may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

         The Partnership may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market fixed-income securities, or to maintain such liquidity as may be necessary to effect repurchases of interests from Limited Partners or for other purposes.

         Repurchase agreements are agreements under which the Partnership purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Partnership at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Partnership's right to dispose of the securities may be restricted, or the value of the securities may decline before the Partnership is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Partnership may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Partnership is able to dispose of them. If the Partnership enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Partnership may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Partnership has adopted procedures designed to minimize certain of the risks of loss from the Partnership's repurchase agreement transactions.

FUNDAMENTAL INVESTMENT POLICIES

         The Partnership has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Partnership's outstanding voting securities (as defined by the 1940 Act):

         (1) The Partnership will not invest more than 25% of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry; provided, however, that the Partnership will invest more than 25% of the value of its total assets in the securities of issuers engaged in the financial services industry, except during temporary periods of adverse market conditions in the financial services industry or in the U.S. equity securities markets generally.

         (2) The Partnership will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Partnership of "senior securities" representing indebtedness, to the extent permitted by the 1940 Act.

         (3) The Partnership will not underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

         (4) The Partnership will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Partnership's investment policies.

         (5) The Partnership will not purchase or sell commodities or commodity contracts, but the Partnership may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Partnership's investment policies as in effect from time to time.

         (6) The Partnership will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

The investment objective of the Partnership is also fundamental and may not be changed without a vote of a majority of the Partnership's outstanding voting securities.

         Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Partnership, means the vote, at an annual or a special meeting of the security holders of the company duly called, (A) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of the company, whichever is less.

         With respect to these investment restrictions, and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Partnership's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Partnership is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

         Generally, the Partnership may not purchase or otherwise acquire the securities of any company that derives more than 15% of its gross revenues from securities related activities, which means activities as a broker, dealer, underwriter or registered investment adviser (a "Securities Related Issuer"), unless it complies with the following conditions: (i) immediately after a purchase of equity securities of a Securities Related Issuer, the Partnership not own more than 5% of the outstanding securities of any class of equity securities of the issuer; (ii) immediately after the purchase of a debt security of a Securities Related Issuer, the Partnership not own more than 10% of the outstanding principal amount of the issuer's debt securities; and (iii) immediately after any such purchase, the Partnership not have invested more than 5% of its total assets in securities of the Securities Related Issuer. Under applicable rules, the Partnership may not purchase any securities of a Securities Related Issuer which is the investment adviser or principal underwriter of the Partnership or is an affiliated person of the adviser or principal underwriter.

         The Partnership is also generally prohibited from purchasing or otherwise acquiring: (i) more than 3% of the outstanding voting securities of any other investment company; (ii) securities issued by another investment company having an aggregate value in excess of 5% of the total assets of the Partnership; and (iii) securities of all investment companies having an aggregate value in excess of 10% of the total assets of the Partnership.

         In addition, the Partnership generally is prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Partnership and any company controlled by the Partnership own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

         The Partnership is also generally prohibited from purchasing or otherwise acquiring more than 10% of the voting securities of any issuer that is a bank, bank holding company, thrift or thrift holding company subject to the Change in Bank Control Act unless the presumption of control under the statute is rebutted, and generally will not purchase or otherwise acquire more than 5% of the voting securities of any such issuer. In the event that the Partnership were to acquire 10% or more of the voting securities of any such issuer, the Partnership would be required to receive approvals from the appropriate regulators. The Partnership will generally not purchase voting securities of an issuer such that the Partnership becomes a bank or thrift holding company. Finally, while CIBC Oppenheimer Corp. ("CIBC Opco") believes that it does not control the Partnership under the banking laws, in the event that it were determined that the CIBC Opco controls the Partnership, additional regulatory requirements and limitations on acquisitions of voting securities would be imposed on the Partnership.

         The Adviser will not cause the Partnership to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Partnership may effect brokerage transactions through the affiliates of the

Adviser, subject to compliance with the 1940 Act. (See "Conflicts Of Interest - CIBC Opco," " -- KBWAM," and "Brokerage.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

         The special allocation of 20% of net profits to the Special Advisory Account (defined below) of the Adviser may create an incentive for the Adviser to cause the Partnership to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because the allocation is calculated on a basis that includes unrealized appreciation of the Partnership's assets, the Incentive Allocation may be greater than if it were based solely on realized gains. (See "Capital Accounts and Allocations - Incentive Allocation.")

TAX RISKS

         Counsel to the Partnership has rendered an opinion that the Partnership will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Partnership has also rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Partnership will not be treated as a "publicly traded partnership" taxable as corporation. If it were determined that the Partnership should be treated as an association or publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Partnership or otherwise), the taxable income of the Partnership would be subject to corporate income tax and distributions of profits from the Partnership would be treated as dividends. (See "Tax Aspects - Tax Treatment of Partnership Operations - Classification of the Partnership.")

LACK OF OPERATING HISTORY

         The Partnership is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Partnership. However, as discussed below, the principal members of the Adviser responsible for managing the Partnership's investment portfolio (including the members' officers, employees and affiliates) have substantial experience in managing investment portfolios, private investment partnerships and providing advisory and investment banking services to the financial services industry. Moreover, KBW, an affiliate of KBWAM, a non-managing member of the Adviser, has experience managing a portfolio of investments in the equity securities of issuers engaged in the financial services industry. (See "Performance Information," "The Adviser, CIBC Opco and KBW Asset Management, Inc." and "Conflicts of Interest - Participation in Investment Opportunities.")

LIQUIDITY RISKS

         Interests in the Partnership will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Partnership may offer to repurchase Partnership interests from time to time, a Limited Partner may not be able to liquidate its interest in the Partnership for up to two years. The Adviser expects that it will recommend to the Individual General Partners that the Partnership offer to repurchase interests from Partners at the end of 1999, and, for each year thereafter, twice each year, effective at the end of the second fiscal quarter and again at the end of the year. (See "Redemptions, Repurchases of Interests and Transfers.")

DISTRIBUTIONS TO LIMITED PARTNERS AND PAYMENT OF TAX LIABILITY

         The Partnership does not intend to make periodic distributions of its net income or gains, if any, to Limited Partners. Whether or not distributions are made, Limited Partners will be required each year to pay applicable Federal and state income taxes on their respective shares of the Partnership's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Individual General Partners.

                             PERFORMANCE INFORMATION

         Appendix B contains performance information for the equity portion of the Keefe Bruyette & Woods, Inc. Profit Sharing Plan (the "Account") that has been managed primarily by Charles Howell Lott, in accordance with an investment program that is similar to the Partnership's expected investment program. Investors should note that although the equity portion of the Account has been principally invested in securities of banks, thrifts and similar entities, it has been managed as an employee benefit plan subject to the applicable rules and regulations under ERISA. The general goal of managing the Account has been to achieve capital appreciation within prudent standards for managing a retirement fund for employees of KBW. In addition, the banking industry has in the past several years undergone substantial consolidation, in many cases resulting in substantial premiums being paid for the equity securities of acquired companies. This consolidation has had a beneficial effect on the performance of the equity portion of the Account. There can be no assurance that the same level of consolidation and related payment of market premiums will continue through future periods. In addition, the Partnership may invest a portion of its assets in particular sectors of the financial services industry, such as insurance and brokerage stocks, in which the Account has not invested. The Partnership may also engage in certain investment techniques, such as use of leverage or certain derivative products, which have not historically been used in the management of the Account. Accordingly, historical investment goals and management of the Account differ in certain respects from the investment program of the Partnership. The future investment performance of the Account may differ substantially from the investment performance of the Partnership. (See "Conflicts of Interest Participation in Investment Opportunities.") PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                           INDIVIDUAL GENERAL PARTNERS

         The Individual General Partners have overall responsibility for the overall management and supervision of the operations of the Partnership and have approved the Partnership's investment program. They exercise the same powers, authority and responsibilities on behalf of the Partnership as are customarily exercised by the directors of a registered investment company organized as a corporation, and they have complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Partnership's business. None of the Individual General Partners is (or will be) affiliated with CIBC Opco, and none is (or will be) an "interested person" (as defined in the 1940 Act) of the Partnership. Individual General Partners will not contribute to the capital of the Partnership in their capacity as Individual General Partners, but may subscribe for interests in the Partnership, subject to the eligibility requirements described in this Confidential Memorandum.

         The identity of the Individual General Partners, and brief biographical information regarding each Individual General Partner, is set forth below.

NAME, ADDRESS AND AGE                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS


Jesse H. Ausubel                     Director, Program for the
                                     Human Environment and Senior Research
                                     Associate, The Rockefeller University
                                     (1993 to present); Program Director,
                                     Alfred P. Sloan Foundation (1994 to
                                     present); Adjunct Scientist, Woods Hole
                                     Oceanographic Institution (1995 to
                                     present).

Paul Belica                          Adviser, Salomon Smith Barney (1988 to
                                     present); Director, Deck Honse Inc. (1970
                                     to present); Director, Central European
                                     Value Fund (1994 to present); Director,
                                     Surety Loan Funding Corporation (1998 to
                                     present).

Jeswald W. Salacuse                  Henry J. Braker Professor of Commercial Law, Fletcher
                                     School of Law and Diplomacy, Tufts University; July 1986
                                     through September 1994, Dean of the Fletcher School.

         Each of the Individual General Partners was elected by the organizational Limited Partner of the Partnership (which is not affiliated with CIBC Opco). By signing the Partnership Agreement of the Partnership, each Limited Partner will be deemed to have voted for the election of each of the Individual General Partners.

         The Individual General Partners serve for terms of indefinite duration. An Individual General Partner's position in that capacity will terminate if the Individual General Partner is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. An Individual General Partner may resign, subject to giving 90 days' prior written notice to the other Individual General Partners if such resignation is likely to affect adversely the tax status of the Partnership, and may be removed either by vote of two-thirds (2/3) of the Individual General Partners not subject to the removal vote or by a vote of the Limited Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Limited Partners. In the event of any vacancy in the position of an Individual General Partner, the remaining Individual General Partners may appoint an individual to serve as an Individual General Partner, so long as immediately after the appointment at least two-thirds (2/3) of the Individual General Partners then serving would have been elected by the Limited Partners. The Individual General Partners may call a meeting of Limited Partners to fill any vacancy in the position of an Individual General Partner, and must do so within 60 days after any date on which Individual General Partners who were elected by the Limited Partners cease to constitute a majority of the Individual General Partners then serving. Any Individual General Partner appointed in the future will not be affiliated with CIBC Opco.

         The Individual General Partners are each currently paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Partnership. All Individual General Partners are reimbursed by the Partnership for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Partnership to each Individual General Partner will be approximately $7,800 during the coming year. The Individual General Partners do not receive any pension or retirement benefits from the Partnership.

                           THE ADVISER, CIBC OPCO AND
                           KBW ASSET MANAGEMENT, INC.

         The Adviser serves as the Partnership's investment adviser and has been given the responsibility to manage the investment portfolio of the Partnership, subject to the ultimate supervision of and subject to any policies collectively established by the Individual General Partners, including the Partnership's fundamental investment policies, pursuant to the terms of an investment advisory
agreement entered into between the Partnership and the Adviser dated [      ],
1998 (the "Investment Advisory Agreement").

         The Adviser was formed as a Delaware limited liability company in October, 1997 and, upon commencement of the Partnership's operations, will be registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Adviser serves or will serve as an investment adviser and/or general partner of other registered and private investment companies. The offices of the Adviser are located at CIBC Oppenheimer Tower, One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225.

         CIBC Opco is the managing member of (and therefore controls) the Adviser and oversees the Adviser's provision of investment advice to the Partnership. KBWAM is a non-managing member of the Adviser and provides the Adviser with use of and access to such of its personnel, research and facilities as the Adviser requires to manage the Partnership's investment portfolio, and such personnel have the responsibility, subject only to the supervision of the personnel of CIBC Opco and the Individual General Partners, for the investment advisory services provided to the Partnership. The interests of CIBC Opco and KBWAM in the Adviser have been established as a separate series of interests relating specifically to the Adviser's business of providing services provided to the Partnership. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to that series of interests are enforceable against the assets of that series only, and not against the assets of any other series or of the Adviser generally. Similarly, the debts liabilities and obligations of the Adviser relating to any other series of interests are not enforceable against the assets of the series relating to the Partnership.

         CIBC Opco is a member of the New York Stock Exchange and other principal securities exchanges. As a registered broker-dealer, CIBC Opco is subject to the informational requirements of the U.S. Securities Exchange Act of 1934, as amended, and in accordance therewith files reports with the Securities and Exchange Commission (the "SEC"). Such reports filed by CIBC Opco with the SEC will be made available to any prospective investor upon request. Canadian Imperial Bank of Commerce ("CIBC"), the parent company of CIBC Opco, and its affiliates, including CIBC Opco, are subject to the Bank Holding Company Act ("BHCA") and the rules and regulations of the Board of Governors of the Federal Reserve. CIBC Opco is registered as an investment adviser with the SEC pursuant to the Advisers Act.

         CIBC Opco is the U.S. corporate, investment, institutional and private client banking arm of CIBC, which currently is the second-largest bank in Canada, with assets of approximately U.S. $185 billion as of April 30, 1998. Although CIBC has conducted business in the United States for over a century, the CIBC Opco name was adopted in November, 1997 when CIBC Wood Gundy Securities Corp. acquired Oppenheimer & Co., Inc., one of the largest privately owned, full-service securities firms in the U.S. At the time of the acquisition, the combined company was renamed "CIBC Oppenheimer Corp." Known globally under the marketing name CIBC World Markets, this worldwide business offers a complete range of investment and corporate banking, capital markets, asset management and brokerage activities. There are approximately 4,500 employees in the United States and 8,500 worldwide.

         In April 1998, CIBC and Toronto-Dominion Bank announced a definitive agreement to merge, subject to shareholder and regulatory approval. The combined company would have assets of approximately $320 billion, making it the tenth-largest bank in North America. Full approval of the proposed merger is not expected to occur for up to 12 months.

         KBWAM, an affiliate of KBW that was organized in 1973, provides investment advisory services to several institutional and individual investors. As of June 30, 1998, KBWAM had approximately $225 million of assets under management. KBW is an institutionally-oriented securities broker-dealer and a full service investment bank specializing in the banking and financial services industries. A New York Stock Exchange-member firm, KBW serves investors, banks and thrifts through its research, trading, corporate finance and advisory work. KBW was founded in 1962 and is an employee-owned firm. In recent surveys of institutional investors, KBW's equity research on bank and thrift stocks consistently ranks at or near the top among major Wall Street firms.

         The personnel of KBWAM who have the primary responsibility for the investment advisory services provided on behalf of the Adviser to the Partnership are:

         CHARLES H. LOTT -- Charles Lott is presently Chairman of KBWAM and Vice Chairman of KBW. Mr. Lott joined KBW in July 1962 (the year of the KBW's inception) as Director of Research. In April 1967, he was elected a member of the Board of Directors. During his career at KBW, he has served as Senior Vice President, President and Co-Chief Executive Officer of KBW, and was elected Chairman and Chief Executive Officer in September 1990, in which capacity he served until stepping down in December 1997.

         Prior to joining KBW, Mr. Lott was associated with Tucker, Anthony & R.L. Day; First National Bank, Somerset County, New Jersey; and First National Bank, Trenton, New Jersey.

         Mr. Lott attended Duke University from 1948 to 1951, at which time he joined the U.S. Air Force. He was discharged in January 1955 and entered Rutgers University, graduating with a B.A. Degree in 1956.

         MICHAEL T. O'BRIEN -- Michael O'Brien is currently President of KBWAM and Senior Vice President of KBW. Mr. O'Brien joined KBW in April 1985, and has served as a senior institutional equity salesman covering the United Kingdom and the New York and Philadelphia markets.

         Prior to joining KBW, Mr. O'Brien managed a team of consultants for Data Resources Inc., an economic consulting firm now owned by DRI/McGraw-Hill.

         Mr. O'Brien graduated with a B.A. from Trinity College in 1976. In addition, he earned an M.B.A. from the Stanford University Graduate School of Business in 1982.

         CRAIG W. STAUB -- Craig Staub is presently Vice President of both KBWAM and KBW. Mr. Staub rejoined KBW in February 1998 from Langdon Street Capital, a money management firm. Mr. Staub was a Partner at Langdon Street Capital, from January 1994 to January 1998, where he was responsible for investing in bank and thrift securities and special situations. Mr. Staub began his career at KBW in June of 1992, and left in January 1994 after serving as Assistant Vice President-Equity Sales. He graduated from Boston University in 1992 with a B.S., summa cum laude, in Business Administration.

         Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Individual General Partners, for the management of the Partnership's investment portfolio in accordance with the investment objective and policies of the Partnership. The Adviser formulates a continuing investment program for the Partnership. It makes all decisions regarding investments to be purchased or sold for the Partnership (subject to the supervision of the Individual General Partners) and places all orders for the purchase and sale of investments.

         The Investment Advisory Agreement was approved by the Individual General Partners (each of whom is an individual who is not an "interested person," as defined by the 1940 Act), at a meeting held in person on [September
2], 1998, and was also approved on such date by [      ], the then sole Limited
Partner of the Partnership. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Individual General Partners; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Partnership; or by the Adviser. The initial term of the Investment Advisory Agreement expires on [September 2], 2000. However, the agreement may be continued in effect from year to year thereafter if such continuance is approved annually by either the Individual General Partners or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Partnership; provided that in either event the continuance is also approved by a majority of the Individual General Partners who are not "interested persons" of the Partnership or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory

Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

         The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Partnership, the Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Partnership for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Partnership. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Partnership of the Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Partnership, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Partnership.

         The Investment Advisory Agreement provides that in consideration of the services provided by the Adviser, the Adviser shall be entitled to be the Special Advisory Limited Partner of the Partnership. In such capacity, the Adviser is entitled to receive the Incentive Allocation. (See "Capital Accounts and Allocations Incentive Allocation.") The incentive allocation arrangement between the Partnership and the Adviser was also initially approved by the
Individual General Partners, and by vote of [      ], as the then sole Limited
Partner of the Partnership, on [September 2], 1998.

                                     VOTING

         Each Limited Partner will have the right to cast a number of votes based on the value of the Limited Partner's respective capital account at any meeting of Limited Partners called by the Individual General Partners or by Limited Partners holding 25% or more of the total number of votes eligible to be cast. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Individual General Partners, approval of the agreement with the investment adviser of the Partnership, and approval of the Partnership's auditors, and on certain other matters. Except for the exercise of their voting privileges, Limited Partners in their capacity as such will not be entitled to participate in the management or control of the Partnership's business, and may not act for or bind the Partnership. The Interest of the Special Advisory Limited Partner is non-voting.

                              CONFLICTS OF INTEREST

CIBC OPCO

         In addition to serving as the managing member of the Adviser, CIBC Opco (directly or through its affiliates, including the Adviser) carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients (collectively, "CIBC Opco Clients"). The Partnership has no interest in these activities. As a result of the foregoing, CIBC Opco and its officers or employees who assist CIBC Opco in its oversight of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and CIBC Opco Clients. Nevertheless, CIBC Opco and its officers and employees will devote so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

         CIBC Opco acts as the non-exclusive placement agent for the Partnership and will bear costs associated with its activities as placement agent. CIBC Opco, as managing member of the Adviser and in its capacity as placement agent for the Partnership, intends to compensate its account executives for their ongoing servicing of CIBC Opco clients with whom they have placed interests in the Partnership. CIBC Opco intends to compensate its account executives based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Partnership. (See "Fees and Expenses" and "Capital Accounts and Allocations - Incentive Allocation.")

         Situations may arise in which accounts affiliated with CIBC Opco, KBWAM or their respective affiliates have purchased securities which would have been suitable for investment by the Partnership but which the Partnership, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Partnership at a later time. From time to time, in the course of its brokerage, investment or dealer activities, CIBC Opco, KBWAM or their respective affiliates may trade, position or invest in, for its own account, the same securities, as those in which the Partnership invests. This could have an adverse impact on the Partnership's investment performance.

         CIBC Opco, KBW and their respective affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by KBWAM or one of its affiliates.

KBWAM

         KBWAM, its affiliates and certain of the investment professionals who are principals of or employed by KBWAM or its affiliates (collectively with KBWAM, the "KBWAM Affiliates") carry on substantial investment activities for other advised accounts and for their own accounts. In addition, the KBWAM Affiliates in the future may also advise (and/or serve as general partner of) pooled investment vehicles (such as registered investment companies or private investment partnerships) established by KBWAM or others, with investment programs similar to that of the Partnership. (All accounts managed by the KBWAM Affiliates, excluding the Partnership, are referred to collectively as the "KBWAM Accounts.") The Partnership has no interest in these activities. As a result of the foregoing, KBWAM and the investment professionals of KBWAM who, on behalf of the Adviser, will manage the Partnership's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Partnership and the KBWAM Accounts. These persons will devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

         KBW regularly serves as an investment bank and financial advisor to issuers within the financial services industry. In addition, certain officers, directors and employees of KBW and its affiliates may, from time to time, serve as directors of financial services companies. Securities of issuers for which KBW serves as an investment bank or financial advisor or for which an officer, director or employee of KBW or its affiliates serves as director may be held or eligible for purchase by the Partnership. KBWAM has established certain procedures designed to ensure that material, non-public information that is obtained by KBW by virtue of its investment banking or advisory relationships or directorships is not disseminated to KBWAM. To the extent KBWAM has obtained material, non-public information with respect to an issuer, the Partnership will not be permitted to purchase or sell the securities of such issuer until such time as the information is no longer material or has become publicly known. This could adversely affect the Partnership's investment performance because the Partnership may (i) hold securities of an issuer with respect to which the Adviser has adverse information, or (ii) not purchase securities of an issuer with respect to which the Adviser has favorable information.

         In addition, the KBWAM Affiliates may receive research products and services in connection with the brokerage services that CIBC Opco and its affiliates may provide from time to time (i) to one or more KBWAM Accounts or
(ii) to the Partnership.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

         The Adviser and the KBWAM Affiliates serve or may serve as the investment adviser for certain private investment companies and may be appointed in the future to serve as the investment adviser to other registered investment companies, private investment partnerships or managed accounts which may pursue an investment strategy similar to that of the Partnership (the "Other Accounts"). As a general matter, the Adviser (subject to any policies established by the Individual General Partners) will consider participation by the Partnership in all appropriate investment opportunities that are under consideration for investment for the Other Accounts or by the KBWAM Affiliates for the KBWAM Accounts. There may be circumstances, however, under which the Adviser will cause one or more of the Other Accounts, or the KBWAM Affiliates will cause one or more KBWAM Accounts, to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Partnership's assets. There may also be circumstances under which the Adviser will consider participation by the Other Accounts, or the KBWAM Affiliates will consider participation by the KBWAM Accounts, in investment opportunities in which the Adviser does not intend to invest on behalf of the Partnership.

         The Adviser will evaluate for the Partnership, and it is anticipated that the KBWAM Affiliates will evaluate for each KBWAM Account, a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Partnership or a KBWAM Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Partnership and the KBWAM Accounts in the context of any particular investment opportunity, the investment activities of the Partnership and the KBWAM Accounts may differ from time to time. In addition, the fees and expenses of the Partnership may differ from those of the KBWAM Accounts. Accordingly, prospective Limited Partners should note that the future performance of the Partnership and the KBWAM Accounts or Other Accounts may vary.

         When the Adviser and the KBWAM Affiliates determine that it would be appropriate for the Partnership and one or more KBWAM Accounts, respectively, to participate in an investment opportunity at the same time, they will aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under the Advisers Act and the 1940 Act. Decisions in this regard are necessarily subjective and there is no requirement that the Partnership participate, or participate to the same extent as the KBWAM Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser and the KBWAM Affiliates will take steps to ensure that no participating entity or account (including the Partnership) will be systematically disadvantaged by the aggregation, placement and allocation of orders.

         Situations may occur, however, where the Partnership could be disadvantaged because of the investment activities conducted by the KBWAM Affiliates for the KBWAM Accounts. These situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Partnership and the KBWAM Accounts, thereby limiting the size of the Partnership's position; (2) the difficulty of liquidating an investment for the Partnership and the KBWAM Accounts where KBWAM cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments. In particular, the Partnership may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with the KBWAM Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. (See "Conflicts Of Interest - Other Matters.")

         The members of the Adviser, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Partnership. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of CIBC Opco or KBWAM, or by the KBWAM Affiliates for the KBWAM Accounts, that are the same, different or made at a different time than positions taken for the Partnership. In order to mitigate the possibility that the Partnership will be adversely affected by this personal trading, the Partnership and the Adviser have adopted a Joint Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Partnership's portfolio transactions.

OTHER MATTERS

         The Adviser and its members (and affiliated persons of its members) will not purchase securities or other property from, or sell securities or other property to, the Partnership. However, CIBC Opco and its affiliated broker-dealers and KBW may act as broker for the Partnership in effecting securities transactions. (See "Brokerage.") In addition, the Partnership may effect certain principal transactions in securities with one or more KBWAM Accounts, except for accounts in which KBWAM or any affiliate thereof serves as a general partner or in which it has a financial interest (other than an interest that results solely from KBWAM's or any affiliate's appointment as an investment adviser to the account). These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Partnership to purchase and a KBWAM Account to sell, or the Partnership to sell and a KBWAM Account to purchase, the same security or instrument on the same day. The purchases and sales would be made pursuant to procedures adopted by the Partnership pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (1) each transaction will be effected for cash consideration at the current market price of the particular securities; (2) no transaction will involve restricted securities or securities for which market quotations are not readily available; and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

         The Partnership is not permitted to purchase or sell securities of any issuer as to which the Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Partnership's investment performance because the Partnership may (i) hold securities of an issuer with respect to which the Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser has favorable information.

         As a result of the investment banking and corporate finance activities of CIBC Opco or KBW, the Partnership may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Partnership may purchase securities during the existence of an underwriting or selling syndicate in which CIBC Opco, or any of its affiliates, or any KBWAM affiliate is participating as an underwriter only subject to certain conditions. This could have an adverse impact on the Partnership's investment performance.

         Under the BHCA, or other U.S. banking laws, and the rules, regulations, guidelines and policies of the regulatory agencies and the staff thereof, CIBC Opco and its affiliates are subject to restrictions on the transactions which it may make with the Partnership, and their restrictions may affect the investments made by the Partnership.

         KBW regularly publishes research on financial services companies. However, KBW and its affiliates are under no obligation to provide to the Partnership or KBWAM all of the services and research which may be made available from time to time to certain other clients but which are not generally made available to the public. Further, KBW and its affiliates may enter into certain investment banking relationships which may preclude KBW, from time to time, from publishing timely research on certain companies in which the Partnership has invested or is considering investing.

         Future investment activities of CIBC Opco (or its affiliates) or KBWAM (or its affiliates) and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                    BROKERAGE

          The Adviser is responsible for the execution of the Partnership's portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         In executing transactions on behalf of the Partnership, the Adviser seeks to obtain the best price and execution for the Partnership, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Partnership with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Adviser generally seeks reasonably competitive commission rates, the Partnership will not necessarily pay the lowest commission available on each transaction. The Partnership has no obligation to deal with any broker or group or brokers in executing transactions in portfolio securities.

         Consistent with the principle of seeking best price and execution, the Adviser may place brokerage business on behalf of the Partnership with brokers (including affiliates of CIBC Opco or KBWAM) that provide the Adviser, its affiliates and KBWAM with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Partnership. In addition, not all of the supplemental information is used by the Adviser in connection with the Partnership. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Partnership.

         KBW makes markets in various over-the-counter ("OTC") securities of financial services issuers. The 1940 Act prohibits principal transactions between a registered investment company and its adviser or its affiliates. As most transactions for OTC issues are conducted on a principal basis with the market maker, the Adviser, when purchasing or selling securities on behalf of the Partnership, will be required to use an unaffiliated market maker or broker (acting as agent in respect of transactions with unaffiliated market makers) when purchasing or selling OTC securities in which KBW makes a market. In such circumstances, the Partnership may be disadvantaged if the prices at which the OTC securities can be purchased from or sold to the unaffiliated brokers are not as favorable as the prices offered by KBW.

         Although the Partnership cannot accurately predict its portfolio turnover, the Partnership generally expects that its annual portfolio turnover rate will not exceed 100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to the Limited Partners as ordinary income.

         The Partnership may execute portfolio brokerage transactions through CIBC Opco or its affiliates or KBW or its affiliates. These transactions would be effected pursuant to procedures adopted by the Partnership pursuant to
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, those procedures provide that when acting as broker for the Partnership in connection with the sale of securities to or by the Partnership, neither CIBC Opco nor KBW nor any of their affiliates may receive any compensation exceeding the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

                                FEES AND EXPENSES

         CIBC Opco provides certain administration and investor services to the Partnership, including, among other things, providing office space and other support services to the Partnership, screening potential investors, preparing marketing and investor communications, maintaining and preserving certain records of the Partnership, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Partnership's expenses. In consideration for these services, the Partnership will pay CIBC Opco a monthly fee of 0.08333% (1% on an annualized basis) of the Partnership's net assets (the "CIBC Opco Fee"). Net assets means the total value of all assets of the Partnership, less an amount equal to all accrued debts, liabilities and obligations of the Partnership, calculated before giving effect to any repurchases of interests. The CIBC Opco Fee will be computed based on the net assets of the Partnership as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within five business days after the end of that month. The CIBC Opco Fee will be charged in each fiscal period to the capital accounts of all Limited Partners (except the Special Advisory Account (defined below)) in proportion to their capital accounts at the beginning of that fiscal period. A portion of the CIBC Opco Fee will be paid by CIBC Opco to KBWAM.

         PFPC Inc. ("PFPC") provides administration, accounting and investor services to the Partnership, which are in addition to the services provided by CIBC Opco to the Partnership, as described above. In consideration for these services, the Partnership will pay PFPC a fee (the "PFPC Fee") that is not anticipated to exceed 0.35% (annualized) of the Partnership's net assets (as defined above), plus reimbursement of certain out-of-pocket expenses.

         In addition, the capital accounts of Limited Partners (except the Special Advisory Account (defined below)) may be subject to an Incentive Allocation depending upon the investment performance of the Partnership. (See "Capital Accounts And Allocations - Incentive Allocation.")

         The Partnership will bear all expenses incurred in the business of the Partnership other than those specifically required to be borne by CIBC Opco. Expenses to be borne by the Partnership include, but are not limited to, the following:

         - all costs and expenses directly related to portfolio transactions and positions for the Partnership's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

         - all costs and expenses associated with the organization and registration of the Partnership, certain offering costs and the costs of compliance with any applicable Federal or state laws;

         - Attorneys' fees and disbursements associated with updating the Partnership's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Partnership in connection with offerings of interests in the Partnership;

         - the costs and expenses of holding meetings of Individual General Partners and any meetings of Limited Partners;

         - fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Partnership;

         - the CIBC Opco Fee and the fees of custodians and persons (such as PFPC) providing administrative services to the Partnership;

         - the costs of a fidelity bond and any liability insurance obtained on behalf of the Partnership or the Individual General Partners;

         - all expenses of computing the Partnership's net asset value, including any equipment or services obtained for these purposes;

         - all charges for equipment or services used in communicating information regarding the Partnership's transactions among the Adviser and any custodian or other agent engaged by the Partnership; and

         - such other types of expenses as may be approved from time to time by the Individual General Partners.

The Adviser will be reimbursed by the Partnership for any of the above expenses that it pays on behalf of the Partnership.

         The Partnership's organizational expenses are estimated at $350,000, and the Partnership will also bear certain expenses, not to exceed $50,000, associated with the initial offering of interests in the Partnership. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Partnership, the Partnership would have been able to amortize the organizational expenses over a 60 month period. Because of that change, however, the organizational expenses now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of those expenses among the Partnership's Limited Partners, an amount equal to the organizational expenses incurred by the Partnership will be allocated among and credited to or debited against the capital accounts (described below) of all Limited Partners based on the percentage that a Limited Partner's contributed capital to the Partnership bears to the total capital contributed to the Partnership by all Limited Partners as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Limited Partners are made. These allocations will thereafter be adjusted as of the first day of each month (for the first six months following the commencement of operations) and as of the first day of each calendar quarter thereafter, until [October 1, 1999], unless no additional capital is contributed to the Partnership by Limited Partners as of those dates. Offering costs cannot be deducted by the Partnership or the Limited Partners.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

         The Partnership will maintain a separate capital account for each Limited Partner (including the Adviser in respect of the Adviser's capital contribution to the Partnership, as Limited Partner), which will have an opening balance equal to the Limited Partner's initial contribution to the capital of the Partnership. Each Limited Partner's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Limited Partner to the capital of the Partnership, plus any amounts credited to the Limited Partner's capital account as described above with respect to organization expenses or as described below. Similarly, each Limited Partner's capital account will be reduced by the sum of the amount of any repurchase by the Partnership of the interest, or portion thereof, of the Limited Partner, plus the amount of any distributions to the Limited Partner which are not reinvested, plus any amounts debited against the Limited Partner's capital account as described above with respect to organization expenses or as described below.

         Capital accounts of Limited Partners are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on (1) the last day of each year, (2) the day preceding the date on which a contribution to the capital of the Partnership is made, (3) the day on which the Partnership repurchases any interest or portion of an interest of any Limited Partner, or (4) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective partnership percentages. A partnership percentage will be determined for each Limited Partner as of the start of each fiscal period by dividing the balance of the Limited Partner's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Limited Partners as of that date.

         The Partnership will maintain a "Special Advisory Account" for the Adviser solely for the purpose of receiving the Incentive Allocation, as described below.

ALLOCATION OF NET PROFITS AND NET LOSSES

         Net profits or net losses of the Partnership for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Limited Partners (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with Partners' respective partnership percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Partnership (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period), before giving effect to any repurchases by the Partnership of interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Limited Partners other than in accordance with the Limited Partners' respective partnership percentages.

         Allocations for Federal income tax purposes generally will be made among the Limited Partners so as to reflect equitably amounts credited or debited to each Limited Partner's capital account for the current and prior fiscal years. (See "Tax Aspects - Allocation of Profits and Losses.")

INCENTIVE ALLOCATION

         So long as the Adviser serves as the investment adviser of the Partnership, the Adviser will be entitled to be the Special Advisory Limited Partner of the Partnership. In such capacity, the Adviser will be entitled to receive an incentive allocation (the "Incentive Allocation"), charged to the capital account of each Limited Partner as of the last day of each "allocation period," of 20% of the amount by which any "allocated gain" during an "allocation period" exceeds the positive balance in the Limited Partner's "loss recovery account." The Incentive Allocation will be credited to the Special Advisory Account of the Adviser.

         For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of a Limited Partner's capital account at the end of an "allocation period" (after giving effect to allocations other than the Incentive Allocation, but before giving effect to repurchases of interests by the Partnership or debits to the Limited Partner's capital account to reflect any item not chargeable ratably to all Partners), over the balance of the Limited Partner's capital account at the start of the "allocation period." Consequently, any Incentive Allocation to be credited to the

Adviser will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to a Limited Partner.

         An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Limited Partner. A "loss recovery account" is a memorandum account maintained by the Partnership for each Limited Partner, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for the Limited Partner during the "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for the Limited Partner during the "allocation period." Any positive balance in a Limited Partner's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Limited Partner's interest in the Partnership in proportion to the reduction of the Limited Partner's capital account attributable to the repurchase or transfer.

         An "allocation period" as to each Limited Partner is a period commencing on the admission of the Limited Partner to the Partnership, and thereafter each period commencing as of the day following the last day of the preceding allocation period with respect to such Limited Partner, and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Partnership, (2) the day as of which the Partnership repurchases the entire interest of the Limited Partner, (3) the day as of which the Partnership admits as a substitute Limited Partner a person to whom the entire interest of the Limited Partner has been transferred or (4) the day as of which the Investment Advisory Agreement terminates. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial allocation period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Limited Partner's account since the Partner's admission to the Partnership exceeds the highest previous level of performance achieved through the close of any prior allocation period. Because the initial allocation period will be approximately two months long, beginning on the date the Partnership commences operations and ending as of the last business day of 1998, it is possible that the Adviser will receive an incentive allocation that would not otherwise have been received if the "allocated gain" of the Partnership were measured over a longer period of time.

         By the last business day of the month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Limited Partner's capital account with respect to the allocation period. Within 30 days after the completion of the audit of the Partnership's books, the Partnership will pay to the Adviser any additional amount determined to be owed to the Adviser based upon the audit, and the Adviser will pay to the Partnership any excess amount determined to be owed to the Partnership.

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

         Withholding taxes or other tax obligations incurred by the Partnership which are attributable to any Partner will be debited against the capital account of that Partner as of the close of the fiscal period during which the Partnership paid those obligations, and any amounts then or thereafter distributable to the Partner will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Partner and any successor to the Partner's interest is required to pay upon demand to the Partnership, as a contribution to the capital of the Partnership, the amount of the excess. The Partnership is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner, although in the event that the Partnership determines that a Partner is eligible for a refund of any withholding tax, it may, at the request and expense of that Partner, assist the Partner in applying for a refund.

         Generally, any expenditures payable by the Partnership, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Partners, will be charged to only those Partners on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges shall be debited to the capital accounts of the applicable Partners as of the close of the fiscal period during which the items were paid or accrued by the Partnership.

RESERVES

         Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities as of the date the contingent liabilities become known to the Partnership. Reserves will be in such amounts (subject to increase or reduction) which the Partnership may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Partners, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Partners at the time, as determined by the Partnership, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

         The value of the net assets of the Partnership will be determined as of the close of business at the end of any fiscal period in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Individual General Partners.

         Domestic exchange traded and Nasdaq listed equity securities will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for those options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Individual General Partners.

         Debt securities will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Individual General Partners will periodically monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Individual General Partners to represent fair value.

         All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Partnership is determined. When an event materially affects the values of securities held by the Partnership or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Individual General Partners.

         Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Partnership's net assets if the Individual General Partners' judgments regarding appropriate valuations should prove incorrect.

                           SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS

         For the first six months from the date of commencement of operations of the Partnership, the Individual General Partners may accept initial and additional subscriptions for interest by eligible investors (as described below) as of the first day of each month upon 10 days' prior written notice to the Individual General Partners (subject to the discretion of the Individual General Partners to waive such notice). Thereafter, both initial and additional subscriptions for interests by eligible investors may be accepted by the Individual General Partners as of the first day of each calendar quarter upon similar notice (subject to the discretion of the Individual General Partners to waive such notice). The Individual General Partners may, in their discretion, suspend subscriptions for interests at any time. The Individual General Partners reserve the right to reject any subscription for interests in the Partnership. The minimum required initial investment in the Partnership from each investor is $150,000, and the minimum additional investment in the Partnership is $25,000, subject to the discretion of the Individual General Partners to accept initial and additional investments in lesser amounts. The initial closing date for subscriptions of interests in the Partnership is November 2, 1998. The Individual General Partners, in their sole discretion, may postpone the closing date for up to 90 days. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code. In addition, because the Partnership may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase interests in the Partnership because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI.

         Except as otherwise permitted by the Individual General Partners, initial and any additional contributions to the capital of the Partnership by any Partner will be payable in cash, and all contributions must be transmitted by the time and in such the manner as is specified in the subscription documents of the Partnership. Initial and any additional contributions to the capital of the Partnership will be payable in one installment and will be due at least three business days prior to the proposed acceptance of the contribution, although the Individual General Partners may accept, in their discretion, a subscription prior to its receipt of cleared funds.

         Each new Limited Partner will be obligated to agree to be bound by all of the terms of the Partnership Agreement. Each potential investor will also be obligated to represent and warrant in a subscription agreement, among other things, that the investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the interest.

         If and when the Individual General Partners determine to accept securities as a contribution to the capital of the Partnership, the Partnership will charge each Partner making a contribution of securities an amount determined by the Individual General Partners and not exceeding 2% of the value of the contribution in order to reimburse the Partnership for any costs it incurs in liquidating and accepting the securities. This charge will be due and payable by the contributing Partner in full at the time the contribution to the capital of the Partnership to which the charge relates is due.

ELIGIBLE INVESTORS

         Each prospective investor will be required to certify that the interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth immediately prior to the time of subscription of at least $1 million or such greater amounts as may be required by applicable law or by the Individual General Partners, in their sole discretion. Existing Limited Partners who subscribe for additional interests in the Partnership will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement to be provided to prospective investors, which must be completed by each prospective investor.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

         No Limited Partner or other person holding an interest or a portion of an interest acquired from a Limited Partner will have the right to require the Partnership to redeem that interest or portion thereof. There is no public market for interests in the Partnership, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Partnership, as described below. (The Adviser will have certain rights to withdraw amounts from its Special Advisory Account.)

REPURCHASES OF INTERESTS

         The Individual General Partners may, from time to time and in their complete and exclusive discretion, determine to cause the Partnership to repurchase interests or portions thereof from Limited Partners other than the Adviser in its capacity as the Special Advisory Limited Partner pursuant to written tenders by Partners on such terms and conditions as they may determine. In determining whether the Partnership should repurchase interests or portions thereof from Partners pursuant to written tenders, the Individual General Partners will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Individual General Partners that the Partnership offer to repurchase interests from Partners at the end of 1999. Thereafter, the Adviser expects that generally it will recommend to the Individual General Partners that the Partnership offer to repurchase interests from Partners twice in each year, effective at the end of the second fiscal quarter and again at the end of the year. The Individual General Partners will also consider the following factors, among others, in making their determination:

                  - whether any Limited Partners have requested to tender interests or portions thereof to the Partnership;

                  -        the liquidity of the Partnership's assets;

                  - the investment plans and working capital requirements of the Partnership;

                  - the relative economies of scale with respect to the size of the Partnership;

                  - the history of the Partnership in repurchasing interests or portions thereof;

                  -        the economic condition of the securities markets; and

                  - the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

         The Individual General Partners will determine that the Partnership repurchase interests or portions thereof from Partners pursuant to written tenders only on the terms and conditions they determine to be fair to the Partnership and to all Partners or persons holding interests acquired from Partners, or to one or more classes of Partners, as applicable. When the Individual General Partners determine that the Partnership shall repurchase interests in the Partnership or portions thereof, notice will be provided to Partners describing the terms thereof, containing information Partners should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Partners who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their interest in the Partnership from PFPC during the period.

         The Partnership Agreement provides that the Partnership shall be dissolved if the interest of any Limited Partner that has submitted a written request to tender its entire interest for repurchase by the Partnership has not been repurchased within a period of two years of such request.

         Repurchases of interests or portions thereof from Partners by the Partnership may be made, in the discretion of the Partnership, in part or in whole for cash or for securities of equivalent value and shall be effective after receipt by the Partnership of all eligible written tenders of interests or portions thereof from Partners. The amount due to any Partner whose interest or portion thereof is repurchased shall be equal to the value of the Partner's capital account or portion thereof based on the net asset value of the Partnership's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Partner's capital account as of that date. Payment of the purchase price pursuant to a tender of interests will consist of, first, cash and/or marketable securities traded on an established securities exchange (valued at net asset value in accordance with the Partnership Agreement and distributed to tendering Partners on a pari passu basis) in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of this amount will be made promptly after the expiration date (the "cash payment") in accordance with the terms of any written offer from the Partnership to repurchase interests. Generally, payment pursuant to a tender will also consist of a promissory note that neither bears interest nor is transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the interests tendered as of the expiration date, determined based on the audited financial statements of the Partnership, over (b) the cash payment. The note would be delivered to the tendering Partner promptly after the expiration date and would be payable in cash promptly after completion of the audit of the financial statements of the Partnership. The audit of the Partnership's financial statements will be completed within 60 days after the end of each year. The Partnership does not impose any charges on a repurchase of interests or portion of interests in the Partnership.

         The Partnership intends to maintain daily a segregated account on its books or with its custodian consisting of cash or liquid securities in an amount equal to the aggregate estimated dollar amount of the notes. Payment for repurchased interests may require the Partnership to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Partnership's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Individual General Partners) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of interests.

         A Limited Partner who tenders for repurchase only a portion of such Limited Partner's interest will be required to maintain a capital account balance equal to the greater of: (1) $150,000, net of the Incentive Allocation, if any, that would be debited against the capital account if the date of repurchase of the interest or portion thereof were a date on which an Incentive Allocation would otherwise be made (the "Tentative Incentive Allocation") or (2) the amount of the Tentative Incentive Allocation.

         The Partnership may repurchase an interest in the Partnership or portion thereof of a Partner or any person acquiring an interest or portion thereof from or through a Partner in the event that:

         - the interest or a portion thereof has been transferred or the interest or a portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Partner;

         - ownership of the interest by a Partner or other person will cause the Partnership to be in violation of, or require registration of any interest or portion thereof under, or subject the Partnership to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

         - continued ownership of the interest may be harmful or injurious to the business or reputation of the Partnership, the Individual General Partners or the Adviser, or may subject the Partnership or any Partners to an undue risk of adverse tax or other fiscal consequences;

         - any of the representations and warranties made by a Partner in connection with the acquisition of an interest in the Partnership or portion thereof was not true when made or has ceased to be true; or

         - it would be in the best interests of the Partnership for the Partnership to repurchase the interest or a portion thereof.

         In the event that the Adviser holds any interests in its capital account in its capacity as a Limited Partner, such interest or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Partnership. The Adviser is also entitled to withdraw its interests from its Special Advisory Account at the times described under "Capital Accounts And Allocations - Incentive Allocation."

TRANSFERS OF INTERESTS

         Except as otherwise described below, no person shall become a substituted Limited Partner without the written consent of the Individual General Partners, which consent may be withheld for any reason in their and absolute discretion. Interests in the Partnership held by Limited Partners may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) under certain limited circumstances, with the written consent of the Individual General Partners (which may be withheld in their sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances). The

Individual General Partners generally will not consent to a transfer unless the following conditions are met: (i) the transferring Limited Partner has been a Limited Partner for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Partnership to repurchase interests; and (iii) the transfer does not constitute a change in beneficial ownership. Notice to the Partnership of any proposed transfer must include evidence satisfactory to the Individual General Partners that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Partnership with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amounts as may be required by applicable law or by the Individual General Partners, in their sole discretion, and must be accompanied by a properly completed subscription agreement. The Individual General Partners are not authorized under the Partnership Agreement to consent to a transfer of an interest or portion thereof of a Limited Partner unless the entire interest of the Limited Partner is transferred to a single transferee and after the transfer the balance of the capital account of the transferee (and any Partner transferring less than its entire interest) is not less than $150,000. A Limited Partner who transfers an interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Partnership in connection with the transfer.

         Any transferee that acquires an interest or portion thereof in the Partnership by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Limited Partner or otherwise, shall be entitled to the allocations and distributions allocable to the interest so acquired and to transfer the interest in accordance with the terms of the Partnership Agreement, but shall not be entitled to the other rights of a Limited Partner unless and until the transferee becomes a substituted Limited Partner as provided in the Partnership Agreement. If a Limited Partner transfers an interest or portion thereof with the approval of the Individual General Partners, the Partnership shall promptly take all necessary actions so that each transferee or successor to whom the interest or portion thereof is transferred is admitted to the Partnership as a Limited Partner. Each Limited Partner and transferee may be charged for all expenses, including attorneys' and accountants' fees, incurred by the Partnership in connection with the transfer.

         By subscribing for an interest in the Partnership, each Limited Partner has agreed to indemnify and hold harmless the Partnership, the Individual General Partners, the Adviser, each other Limited Partner and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Limited Partner in violation of these provisions or any misrepresentation made by that Limited Partner in connection with any such transfer.

         The Adviser may not transfer its interest as the Special Advisory Limited Partner. Individual General Partners may not transfer their interests as Individual General Partners.

                                   TAX ASPECTS

         The following is a summary of certain aspects of the income taxation of the Partnership and its Partners which should be considered by a prospective Limited Partner. The Partnership has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Partnership, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Partnership as a partnership for Federal income tax purposes.

         This summary of certain aspects of the Federal income tax treatment of the Partnership is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Partnership. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

         EACH PROSPECTIVE LIMITED PARTNER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE PARTNERSHIP.

         In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Partnership are consistent with their overall investment plans. Each prospective tax-exempt Limited Partner is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Partnership Operations

         Classification of the Partnership. The Partnership will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Partnership, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Individual General Partners, the Partnership will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

         Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Partnership will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Partnership may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Partnership has more than 100 Partners.

         The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Partnership as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Individual General Partners, the interests in the Partnership will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Partnership will not be treated as a publicly traded partnership taxable as a corporation.

         Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Partnership would be subject to corporate income tax when recognized by the Partnership; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Partners to the extent of the current or accumulated earnings and profits of the Partnership; and Partners would not be entitled to report profits or losses realized by the Partnership.

         As a partnership, the Partnership is not itself subject to Federal income tax. The Partnership files an annual partnership information return with the Service which reports the results of operations. Each Partner is required to report separately on its income tax return its distributive share of the Partnership's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Partner is taxed on its distributive share of the Partnership's taxable income and gain regardless of whether it has received or will receive a distribution from the Partnership.

         Recently enacted legislation generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the partners. If the Partnership is eligible, the Individual General Partners may elect to have such rules and procedures apply to the Partnership if it believes that they may be beneficial to a majority of the Partners. Once the election is made, it cannot be revoked without the consent of the Service. There can be no assurance that, if such an election is made, the anticipated benefits will be realized. Furthermore, in certain cases, it is possible that the election would have an adverse effect on the Limited Partners.

         Allocation of Profits and Losses. Under the Partnership Agreement, the Partnership's net capital appreciation or net capital depreciation for each accounting period is allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Partnership for Federal income tax purposes. The Partnership Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Partnership for each fiscal year generally are to be allocated for income tax purposes among the Partners pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Partnership's net capital appreciation or net capital depreciation allocated to each Partner's capital account for the current and prior fiscal years.

         Under the Partnership Agreement, the Individual General Partners have the discretion to allocate specially an amount of the Partnership's capital gain and loss for Federal income tax purposes to the Special Advisory Limited Partner and to a withdrawing Partner, in either case to the extent that such Partner's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its partnership interest. There can be no assurance that, if the Individual General Partners make any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Partnership's gains or losses allocable to the remaining Partners would be increased.

         A Limited Partner admitted to the Partnership other than as of January 1 of a fiscal year will be allocated its distributive share of Partnership tax items at the end of its year of admission based on its pro rata share of the Partnership's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Special Advisory Limited Partner in respect of the initial Incentive Allocation. The Individual General Partners, in their discretion, may attempt to minimize any negative tax consequences which may result to a Partner from the foregoing, including by utilizing special allocations of Partnership tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to a Partner from the initial Incentive Allocation.

         Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Partnership Agreement, at the request of a Partner, the Individual General Partners, in their sole discretion, may cause the Partnership to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Individual General Partners presently do not intend to make such election.

         The Individual General Partners decide how to report the partnership items on the Partnership's tax returns, and all Partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Partnership are audited by the Service, the tax treatment of the Partnership's income and deductions generally is determined at the limited partnership level in a single proceeding rather than by individual audits of the Partners.

An Individual General Partner, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, the Tax Matters Partner has the authority to bind certain Partners to settlement agreements and the right on behalf of all Partners to extend the statute of limitations relating to the Partners' tax liabilities with respect to Partnership items.

Tax Consequences to a Withdrawing Limited Partner

         A Limited Partner receiving a cash liquidating distribution from the Partnership, in connection with a complete withdrawal from the Partnership, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Limited Partner and such Limited Partner's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term or long-term depending upon the Limited Partner's holding period for its interest in the Partnership. However, a withdrawing Limited Partner will recognize ordinary income to the extent such Limited Partner's allocable share of the Partnership's "unrealized receivables" exceeds the Limited Partner's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Partnership will be treated as an unrealized receivable, with respect to which a withdrawing Limited Partner would recognize ordinary income. A Limited Partner receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Limited Partner's adjusted tax basis in its partnership interest.

         As discussed above, the Partnership Agreement provides that the Individual General Partners may specially allocate items of Partnership capital gain and loss to a withdrawing Partner to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its partnership interest. Such a special allocation of gain may result in the withdrawing Partner recognizing capital gain, which may include short-term gain, in the Partner's last taxable year in the Partnership, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing Partner recognizing capital loss, which may include long-term loss, in the Partner's last taxable year in the Partnership, thereby reducing the amount of short-term loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

         Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Partnership will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Limited Partner is an "eligible partner," which term should include a Limited Partner whose contributions to the Partnership consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Partnership Investments

         In General. The Partnership expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

         Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Partnership expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Partnership maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Partnership's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term (and, if long-term, the applicable capital gains tax rate), and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Partnership.

         The maximum ordinary income tax rate for individuals is 39.6% and, in general, and the maximum individual income tax rate for long-term capital gains is 20% for capital assets held for more than one year (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

         The Partnership may realize ordinary income from accruals of interest and dividends on securities. The Partnership may hold debt obligations with "original issue discount." In such case, the Partnership would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Partnership may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Partnership generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Partnership. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, periodic amounts, if any, payable by the Partnership in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Limited Partner, may be subject to restrictions on their deductibility. See "Deductibility of Partnership Investment Expenditures by Noncorporate Limited Partners" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

         Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Partnership frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Partnership's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Partnership on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Partnership accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Partnership actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

         As indicated above (See "Types of Investments and Related Risk Factors
- Foreign Securities"), the Partnership may acquire foreign currency forward contracts. Generally, any gain or loss realized by the Partnership with respect to forward currency contracts will be ordinary, unless (i) the contract is a capital asset in the hands of the Partnership and is not a part of a straddle transaction and (ii) the Partnership makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

         Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Partnership at the end of each taxable year of the Partnership are treated for Federal income tax purposes as if they were sold by the Partnership for their fair market value on the last business day of such taxable year. The net


--------

(1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Partnership in computing its taxable income for such year. If a Section 1256 Contract held by the Partnership at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

         Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

         Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Partnership may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Partnership will be accepted by the Service.

         Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Partnership's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Partnership. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Partnership for more than one year.

         Effect of Straddle Rules on Partners' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Partner and its indirect interest in similar securities held by the Partnership as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Partner's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

         Limitation on Deductibility of Interest. For noncorporate taxpayers,
Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness incurred or continued to purchase or carry property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income," consisting of net gain and ordinary income derived from investments in the current year. For this purpose, any long-term capital gain is excluded from investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

         For purposes of this provision, the Partnership's activities will be treated as giving rise to investment income for a Limited Partner, and the investment interest limitation would apply to a noncorporate Limited Partner's share of the interest and short sale expenses attributable to the Partnership's operation. In such case, a noncorporate Limited Partner would be denied a deduction for all or part of that portion of its distributive share of the Partnership's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Partnership. A Limited Partner that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Limited Partner on money borrowed to finance its investment in the Partnership. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

         Deductibility of Partnership Investment Expenditures by Noncorporate Limited Partners. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(2) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 1998, $124,500 or $62,250 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

         It is unclear whether all or a portion of the Partnership's operations will qualify as trading -- rather than investment -- activities, the expenses for which would not be treated as investment


--------
(2) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Limited Partners that are trusts or estates should consult their tax advisors as to the applicability of this case to the investment expenses that are allocated to them.

expenses. Therefore, pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility may apply to a noncorporate Limited Partner's share of the expenses of the Partnership, including the CIBC Opco Fee.

         The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Limited Partners should consult their tax advisers with respect to the application of these limitations.

         Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Partnership's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Limited Partner's share of such income and gain from the Partnership.

         "Phantom Income" From Partnership Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Partnership in certain foreign corporations may cause a Limited Partner to (i) recognize taxable income prior to the Partnership's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

         It is possible that certain dividends and interest received by the Partnership from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Partnership may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Partnership will pay since the amount of the Partnership's assets to be invested in various countries is not known.

         The Partners will be informed by the Partnership as to their proportionate share of the foreign taxes paid by the Partnership which they will be required to include in their income. The Limited Partners generally will be entitled to claim either a credit (subject to the limitations discussed below and provided that, in the case of dividends, the foreign stock is held for the requisite holding period) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Limited Partner that is tax exempt will not ordinarily benefit from such credit or deduction.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Partner's Federal tax (before the credit) attributable to its total foreign source taxable income. A

Limited Partner's share of the Partnership's dividends and interest from non-U.S. securities generally will qualify as foreign source income. Generally, the source of income realized upon the sale of personal property, such as securities, will be based on the residence of the seller. In the case of a partnership, the determining factor is the residence of the partner. Thus, absent a tax treaty to the contrary, the gains from the sale of securities allocable to a Partner that is a U.S. resident will be treated as derived from U.S. sources (even though the securities are sold in foreign countries). However, proposed regulations would generally provide that certain securities losses realized by U.S. residents would be recharacterized as foreign source to the extent of certain dividends and other deemed inclusions of income taken into account by that U.S. resident in respect of the shares during the two-year period ending on the date of the sale. Certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will also be treated as ordinary income derived from U.S. sources.

         The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends and interest. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Furthermore, for foreign tax credit limitation purposes, the amount of a Partner's foreign source income is reduced by various deductions that are allocated and/or apportioned to such foreign source income. One such deduction is interest expense, a portion of which will generally reduce the foreign source income of any Partner who owns (directly or indirectly) foreign assets. For these purposes, foreign assets owned by the Partnership will be treated as owned by the investors in the Partnership and indebtedness incurred by the Partnership will be treated as incurred by investors in the Partnership.

         Because of these limitations, Limited Partners may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Partnership. The foregoing is only a general description of the foreign tax credit under current law. Moreover, since the availability of a credit or deduction depends on the particular circumstances of each Partner, Limited Partners are advised to consult their own tax advisers.

Unrelated Business Taxable Income

         Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(3) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.


--------
(3) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

         This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. UBTI includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition.

         The Partnership may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Partnership will treat its short sales of securities as not involving acquisition indebtedness and therefore not resulting in UBTI.(4) To the extent the Partnership recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

         To the extent the Partnership recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Partnership, an allocable portion of deductions directly connected with the Partnership's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

         Since the calculation of the Partnership's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Partnership from time to time,(5) it is impossible to predict what percentage of the Partnership's income and gains will be treated as UBTI for a Limited Partner which is an exempt organization. An exempt organization's share of the income or gains of the Partnership which is treated as UBTI may not be offset by losses of the exempt organization either from the Partnership or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).


------------------------
(4) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.
(5) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Partnership. An exempt organization is required to make estimated tax payments with respect to UBTI.

         To the extent that the Partnership generates UBTI, the applicable Federal tax rate for such a Limited Partner generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Partnership will be required to report to a Partner which is an exempt organization information as to the portion of its income and gains from the Partnership for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Partnership is highly complex, and there is no assurance that the Partnership's calculation of UBTI will be accepted by the Service.

         In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Partnership's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Partnership generally should not affect the tax-exempt status of such an exempt organization.(6) However, a charitable remainder trust will not be exempt from Federal income tax under
Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Partnership. (See "ERISA Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

         Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

         In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the


--------
(6) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Limited Partner should consult its tax adviser in this regard.

foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Partnership would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Partnership is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Limited Partner which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Partnership. Of course, this factor would create less of a problem to the extent that the value of the investment in the Partnership is not significant in relation to the value of other assets held by a foundation.

         In some instances, an investment in the Partnership by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Partnership, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Partnership in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Partnership is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Individual General Partners believe that the Partnership will meet this 95% gross income test.

         A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

         Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

         Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

         In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Partnership. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Partner's distributive share of the taxable income or loss of the Partnership generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

         The Partnership should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." By reason of a similar "own account" exemption, it is also expected that a nonresident individual Partner should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Partnership. A nonresident individual Partner will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Partnership.

         Individual Limited Partners who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. These limitations may apply to a Limited Partner's share of some or all of the Partnership's expenses. Prospective Limited Partners are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

         For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(7) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

         Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Partnership's qualification as such a portfolio investment partnership must be determined on an annual basis and, with respect to a taxable year, the Partnership may not qualify as a portfolio investment partnership.


--------
(7) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

         A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

          Each prospective corporate Partner should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Partnership.

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Partnership.

         ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS - Unrelated Business Taxable Income" and "- Certain Issues Pertaining to Specific Exempt Organizations"), and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Partnership, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Partnership may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

         Because the Partnership will register as an investment company under the 1940 Act, the underlying assets of the Partnership should not be considered to be "plan assets" of the ERISA Plans investing in the Partnership for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor the Individual General Partners will be fiduciaries within the meaning of ERISA.

         The Individual General Partners will require an ERISA Plan proposing to invest in the Partnership to represent that it, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Partnership's investment objective, policies and strategies, that the decision to invest plan assets in the Partnership was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

         Certain prospective Plan investors may currently maintain relationships with the Adviser or the Individual General Partners, or with other entities which are affiliated with the Adviser or the Individual General Partners. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Partnership is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Partnership was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decision and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Partnership.

         The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Confidential Memorandum, is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                          LIMITED PARTNERSHIP AGREEMENT

         The following is a summary description of additional items and of select provisions of the Partnership Agreement which are not described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Partnership Agreement, which is attached hereto as Appendix A.

LIMITED PARTNER INTERESTS

         Persons who purchase interests in the Partnership in the offering being made hereby will be Limited Partners. The Adviser and its affiliates may contribute capital to and maintain an investment in the Partnership in an amount not exceeding 4.9% of the total outstanding capital of the Partnership, and to that extent will be a Limited Partner of the Partnership. The Adviser, or its successor as investment adviser of the Partnership, will also be a Special Advisory Limited Partner of the Partnership. In that regard, the Partnership has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Limited Partner has no right to participate in the income or gains of the Partnership, no voting rights and no right to a share of the assets of the Partnership upon its liquidation, except to the extent that the Special Advisory Limited Partner has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to the Partnership as Special Advisory Limited Partner.

LIABILITY OF LIMITED PARTNERS

         Pursuant to applicable Delaware law, Limited Partners are not generally personally liable for obligations of the Partnership unless, in addition to the exercise of their rights and powers as Limited Partners, they participate in the control of the business of the Partnership. Any such Limited Partner would be liable only to persons who transact business with the Partnership reasonably believing, based on the Limited Partner's conduct, that the Limited Partner is a General Partner. Under the terms of the Partnership Agreement, the Limited Partners do not have the right to take part in the control of the Partnership, but may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters. Although this right to vote should not constitute taking part in the control of the Partnership's business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers in some other jurisdictions. To the extent that the Partnership is subject to the jurisdiction of courts in jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of the Limited Partners.

         Under Delaware law and the Partnership Agreement, each Limited Partner may be liable up to the amount of any contributions to the capital of the Partnership (plus any accretions in value thereto prior to withdrawal) and a Limited Partner may be obligated to return to the Partnership amounts distributed to him in accordance with the Partnership Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Partnership exceed the fair market value of the Partnership's assets.

DUTY OF CARE OF GENERAL PARTNERS

         The Partnership Agreement provides that an Individual General Partner shall not be liable to the Partnership or any of the Limited Partners for any loss or damage occasioned by any act or omission in the performance of the Individual General Partner's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Individual General Partner's office. The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of an Individual General Partner by the Partnership (but not by the Limited Partners individually) against any liability and expense to which the Individual General Partner may be liable as a general partner which arise in connection with the performance of the Individual General Partner's activities on behalf of the Partnership. Individual General Partners shall not be personally liable to any Limited Partner for the repayment of any positive balance in the Limited Partner's capital account or for contributions by the Limited Partner to the capital of the Partnership or by reason of any change in the Federal or state income tax laws applicable to the Partnership or its investors. The rights of indemnification and exculpation provided under the Partnership Agreement shall not be construed so as to provide for indemnification of an Individual General Partner for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Partnership Agreement to the fullest extent permitted by law.

AMENDMENT OF THE PARTNERSHIP AGREEMENT

         The Partnership Agreement may generally be amended, in whole or in part, with the approval of the Individual General Partners (subject to the approval of a majority of the Individual General Partners who are not "interested persons," as defined by the 1940 Act, of the Partnership, if required by the 1940 Act) without the approval of other Partners and if required by the 1940 Act, the approval of the Limited Partners by such vote as is required by the 1940 Act. In addition, certain amendments to the Partnership Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Partner adversely affected thereby or unless each Limited Partner has received written notice of the amendment and any Limited Partner objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Individual General Partners) to tender its entire interest for repurchase by the Partnership. However, the Individual General Partners may at any time, without the consent of the other Partners of the Partnership, amend the Partnership Agreement, among other things, to satisfy the requirements or to reflect any relaxation of such requirements in the future of the Bank Holding Company Act or other U.S. or Canadian banking laws or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof, or to accept subscriptions for interests more frequently then quarterly.

POWER OF ATTORNEY

         By subscribing for an interest in the Partnership, each Partner will appoint each of the Individual General Partners his attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Partnership as a Limited Partnership under Delaware law or signing all instruments effecting authorized changes in the Partnership or the Partnership Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Partnership.

         The power-of-attorney granted as part of each Partner's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Individual General Partners and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Limited Partner granting the power-of-attorney, and shall survive the delivery of a transfer by a Partner of the whole or any portion of the Partner's interest, except that where the transferee thereof has been approved by the Individual General Partners for admission to the Partnership as a substitute Partner, or upon the withdrawal of a Partner from the Partnership pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

         The Partnership shall be dissolved:

         - upon the affirmative vote to dissolve the Partnership by: (1) the Individual General Partners or (2) Limited Partners holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Limited Partners;

         - upon the expiration of any two year period which commences on the date on which any Limited Partner has submitted a written notice to the Partnership requesting to tender its entire interest for repurchase by the Partnership if that interest has not been repurchased by the Partnership;

         - upon the failure of Limited Partners to elect successor Individual General Partners at a meeting called by the Adviser when no Individual General Partner remains to continue the business of the Partnership; or

         -        as required by operation of law.

         Upon the occurrence of any event of dissolution, the Individual General Partners or CIBC Opco, acting as liquidator under appointment by the Individual General Partners (or another liquidator, if the Individual General Partners do not appoint CIBC Opco to act as liquidator or are unable to perform this function) are charged with winding up the affairs of the Partnership and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts And Allocations - Allocation of Net Profits and Net Loss."

         Upon the liquidation of the Partnership, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Partnership (other than debts to Partners) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Partners, and (3) finally to the Partners proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Individual General Partners or liquidator determines that the distribution of assets in kind would be in the interests of the Partners in facilitating an orderly liquidation.

REPORTS TO LIMITED PARTNERS

         The Partnership will furnish to Limited Partners as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. The Partnership will send to Limited Partners an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports regarding the Partnership's operations during the period will also be sent to Limited Partners.

FISCAL YEAR

         The Partnership's fiscal year is the 12-month period ending on December
31. The first fiscal year of the Partnership will commence on the date of the initial closing and will end on December 31, 1998.

ACCOUNTANTS AND LEGAL COUNSEL

         The Individual General Partners have selected Ernst & Young LLP as the independent public accountants of the Partnership. Ernst & Young LLP's principal business address is located at 787 Seventh Avenue, 15th Floor, New York, New York.

         Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Partnership and to the Adviser in connection with this Confidential Memorandum and as legal counsel to the Adviser, CIBC Opco and its affiliates with respect to certain other matters. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Individual General Partners.

CUSTODIAN

         Morgan Stanley Trust Company ("Morgan Stanley") serves as the primary custodian of the Partnership's assets, and may maintain custody of the Partnership's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Individual General Partners of the Partnership in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Partnership are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. Morgan Stanley's principal business address is One Evertrust Plaza, Jersey City, New Jersey 07302.

INQUIRIES

         Inquiries concerning the Partnership and interests in the Partnership (including information concerning subscription and withdrawal procedures) should be directed to:

                           CIBC Oppenheimer Advisers, L.L.C.
                           c/o CIBC Oppenheimer Corp.
                           CIBC Oppenheimer Tower
                           One World Financial Center
                           31st Floor
                           200 Liberty Street
                           New York, New York  10281
                           Telephone: 212-667-4225
                           Telecopier: 212-667-5689

                           For additional information contact:
                           Howard M. Singer
                           Managing Director
                           CIBC Oppenheimer Corp.

                                    * * * * *
         All potential investors in the Partnership are encouraged to consult appropriate legal and tax counsel.

                                   APPENDIX A

                          LIMITED PARTNERSHIP AGREEMENT


         [to come]

                                   APPENDIX B

                             PERFORMANCE INFORMATION


         CIBC Oppenheimer Advisers, L.L.C. (the "Adviser") expects to employ an investment program for the Partnership that is similar to the investment program employed by Keefe, Bruyette & Woods, Inc. for the equity portion of its profit-sharing plan (the "Account").

         Because of the similarity of investment programs, as a general matter, the Adviser (subject to policies established by the Individual General Partners) will consider participation by the Partnership in all appropriate investment opportunities that are under consideration for investment by the Account. The Adviser will evaluate for the Partnership a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy to be used by the Account is appropriate and feasible for the Partnership at that particular time. Because these considerations may differ for the Partnership and the Account in the context of any particular investment opportunity, the investment activities (and resulting performance) of the Partnership and the Account may differ from time to time.

         THE FOLLOWING TABLE SETS FORTH THE PERFORMANCE RECORD OF THE ACCOUNT FOR THE PERIODS INDICATED. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. THE PERFORMANCE AND THE STATISTICAL INFORMATION INCLUDED HEREIN HAVE BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE BUT ARE NOT WARRANTED AS TO ACCURACY OR COMPLETENESS.

         THE INFORMATION IS PROVIDED SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF THE ACCOUNT, AN INVESTMENT PORTFOLIO MANAGED PRIMARILY BY CHARLES HOWELL LOTT OF KBW THAT INVESTED IN SECURITIES OF COMPANIES ENGAGED IN THE FINANCIAL SERVICES INDUSTRY, PRINCIPALLY BANKS, THRIFTS AND SIMILAR ENTITIES. THE PARTNERSHIP, HOWEVER, MAY INVEST A PORTION OF ITS ASSETS IN PARTICULAR SECTORS OF THE FINANCIAL SERVICES INDUSTRY, SUCH AS INSURANCE AND BROKERAGE STOCKS, IN WHICH THE ACCOUNT HAS NOT INVESTED. IN ADDITION, THE OBJECTIVES, POLICIES AND LIMITATIONS APPLICABLE TO THE INVESTMENTS BY THE ACCOUNT DIFFER FROM THE OBJECTIVES, POLICIES AND LIMITATIONS APPLICABLE TO THE PARTNERSHIP. FOR THESE REASONS, AMONG OTHERS, THE PERFORMANCE INFORMATION THAT FOLLOWS IS NOT INTENDED TO REPRESENT THE EXPECTED PERFORMANCE OF THE PARTNERSHIP. FUTURE PERFORMANCE OF THE PARTNERSHIP AND THE ACCOUNT MAY DIFFER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

         Prospective investors should recognize that there are certain differences between the investment policies of the Partnership and those of the Account, including the use of leverage and short sales, and that their fees and expenses differ, and that the investment results of the Account are not intended to predict or suggest the returns that may be experienced by the Partnership. In addition, the Account was not subject to certain investment limitations imposed upon the Partnership by the 1940 Act. Consequently, the performance results of the Account could have been adversely affected if the Account had been regulated as an investment company under the 1940 Act.

                              PERFORMANCE RECORD OF
                          KEEFE, BRUYETTE & WOODS, INC.
                               PROFIT-SHARING PLAN
                              (Equity portion only)

                                QUARTERLY RESULTS


                                  KBW PLAN
                                   NET OF
                                 PRO FORMA                                             STANDARD &
                                 INCENTIVE                      S&P                       POORS
                               ALLOCATION AND                  BANKS                       500
          PERIOD               MANAGEMENT FEE                COMPOSITE                    INDEX
          ------               --------------                ---------                    -----
1988
            1Q                     10.84%                       ---                       5.69%
            2Q                      4.41%                       ---                       6.66%
            3Q                      3.21%                       ---                       0.34%
            4Q                      0.16%                       ---                       3.09%
1988                               19.63%                       ---                      16.61%

1989
            1Q                      4.56%                       ---                       7.09%
            2Q                      4.81%                       ---                       8.83%
            3Q                      5.92%                       ---                      10.71%
            4Q                      0.10%                       ---                       2.06%
1989                               16.19%                       ---                      31.69%

1990
            1Q                     -2.68%                       1.49%*                   -3.01%
            2Q                      1.54%                     - 0.48%                     6.29%
            3Q                     -3.66%                    - 31.76%                   -13.74%
            4Q                      2.28%                      11.66%                     8.96%
1990                               -2.62%                    - 25.30%                    -3.10%

1991
            1Q                      2.01%                      25.32%                    14.53%
            2Q                      4.94%                      14.69%                    -0.23%
            3Q                      5.09%                       5.27%                     5.35%
            4Q                      7.90%                       3.36%                     8.38%
1991                               21.38%                      56.38%                    30.47%

1992
            1Q                      6.86%                       8.54%                    -2.53%
            2Q                      5.87%                       7.31%                     1.90%
            3Q                      3.00%                      -4.20%                     3.15%
            4Q                     11.80%                      14.65%                     5.04%
1992                               30.28%                      27.93%                     7.62%

         * The inception date of the S&P Banks Composite was February 1, 1990. The performance results for the first quarter of 1990 therefore reflect results only for February and March 1990.

                             PERFORMANCE RECORD OF
                         KEEFE, BRUYETTE & WOODS, INC.
                              PROFIT-SHARING PLAN
                             (Equity portion only)

                               QUARTERLY RESULTS



                                  KBW PLAN
                                   NET OF
                                 PRO FORMA                                              STANDARD &
                                 INCENTIVE                      S&P                       POORS
                               ALLOCATION AND                  BANKS                       500
          PERIOD               MANAGEMENT FEE                COMPOSITE                    INDEX
          ------               --------------                ---------                    -----
1993
            1Q                      3.17%                      11.13%                     4.37%
            2Q                      7.39%                      -1.76%                     0.49%
            3Q                      4.78%                       4.43%                     2.59%
            4Q                      1.17%                      -6.07%                     2.32%
1993                               17.45%                       7.08%                    10.08%

1994
            1Q                      1.96%                      -3.69%                    -3.79%
            2Q                      4.44%                       6.69%                     0.42%
            3Q                      1.41%                      -3.40%                     4.89%
            4Q                     -1.18%                      -7.79%                    -0.02%
1994                                6.73%                      -8.47%                     1.32%

1995
            1Q                      9.66%                      11.30%                     9.74%
            2Q                      8.30%                      14.08%                     9.55%
            3Q                     10.37%                      15.23%                     7.95%
            4Q                      6.38%                       5.06%                     6.02%
1995                               39.44%                      53.72%                    37.58%

1996
            1Q                      3.93%                      10.35%                     5.36%
            2Q                      3.47%                      -0.58%                     4.49%
            3Q                      5.87%                      11.39%                     3.09%
            4Q                      8.88%                      12.37%                     8.34%
1996                               23.95%                      37.31%                    22.96%

1997
            1Q                      7.23%                       4.68%                     2.68%
            2Q                      7.85%                      12.98%                    17.46%
            3Q                     11.27%                      13.46%                     7.50%
            4Q                      7.78%                       5.13%                     2.87%
1997                               38.67%                      41.06%                    33.36%

1998
            1Q                      5.08%                      11.94%                    13.95%
            2Q                     -1.73%                       1.05%                     3.30%

 YTD
1998                                3.26%                      13.11%                    17.71%

CUMULATIVE TOTAL RETURN           564.04%                         --                    518.82%


         Unlike the Partnership, the Account does not pay a management fee and does not have an incentive allocation. In addition, the Partnership will bear certain expenses which are not borne by the Account. The above hypothetical returns are based upon the results that would have been achieved by a plan participant having a $1 million participant account beginning in 1988, after the deduction of the 20% incentive allocation and a 1% management fee from the Account. They do not reflect deductions for any other expenses. The Account has been in existence since 1964. At all times under consideration, the Account's assets under management were between $11 million and $53 million.

         The Standard & Poor's Banks Composite (the "Banks Composite") is a capitalization-weighted index of all stocks in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") that are involved in the business of banking. The inception date of the Banks Composite was February 1, 1990. Consequently, performance information for the Banks Composite is provided from its inception through the second calender quarter of 1998. The S&P 500 Index is a well known, broad-based stock market index which contains only seasoned equity securities. Although the equity portion of the Account has been principally invested in securities of banks, thrifts and similar entities, it does not restrict its investments in securities only to those securities comprising the Banks Composite, nor does the Account restrict its investments in securities only to those securities comprising the S&P 500 Index. Performance of the Banks Composite and the S&P 500 Index is provided for comparison purposes only.

         Cumulative return is calculated by using a compounded, time-weighted return. The KBW Plan performance net of pro forma incentive allocation and management fees reflects the Account's performance adjusted to reflect an incentive allocation and management fees, comparable to the expected incentive allocation and management fees of the Partnership. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         The Account invested in both debt and equity securities during the time period shown. For purposes of comparison with the Partnership however, the performance results of only the equity portion of the Account's portfolio is shown.

                                    FORM N-2

                             WYNSTONE PARTNERS, L.P.

                           PART C - OTHER INFORMATION

         ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

                  (1)      Financial Statements:

                           Because Registrant has no assets, financial statements are omitted.

                  (2)      Exhibits:

                           (a) (1) Certificate of Limited Partnership.
                               (2) Form of Limited Partnership Agreement.
                           (b) Not Applicable.
                           (c) Not Applicable.
                           (d) See Item 24(2)(a)(2) above.
                           (e) Not Applicable.
                           (f) Not Applicable.
                           (g) Form of Investment Advisory Agreement.
                           (h) Form of Placement Agency Agreement.
                           (i) Not Applicable.
                           (j) Custody Agreement.*
                           (k) (1) Form of Administrative Services Agreement.
                               (2) Administration, Accounting and Investor
                                   Services Agreement.*
                           (l) Not Applicable.
                           (m) Not Applicable.
                           (n) Not Applicable.
                           (o) Not Applicable.
                           (p) Not Applicable.
                           (q) Not Applicable.
                           (r) Not Applicable.

         *To be filed by amendment.

         ITEM 25. MARKETING ARRANGEMENTS

                  Not Applicable.

         ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                  Blue Sky Fees and Expenses (including fees
                    of counsel)......................................
                  Transfer Agent fees................................
                  Accounting fees and expenses.......................
                  Legal fees and expenses............................
                  Printing and engraving.............................
                  Miscellaneous......................................
                                                                       ---------
                                                                       $
                                                                       =========

         ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant.

         ITEM 28. NUMBER OF HOLDERS OF SECURITIES


         Title of Class                           Number of Record Holders
         --------------                           ------------------------

         Limited Partnership Interests            1 (Registrant anticipates that
                                                  as a result of the initial
                                                  private offering of interests
                                                  there will be more than 100
                                                  record holders of such
                                                  interests.)

         ITEM 29. INDEMNIFICATION

         Reference is made to Section 3.7 of Registrant's Form of Limited Partnership Agreement (the "Partnership Agreement") filed as Exhibit 2(a)(2) hereto. Registrant hereby undertakes that it will apply the indemnification provision of the Partnership Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Adviser and Registrant's Individual General Partners will maintain insurance on behalf of any person who is or was an Independent General Partner, officer, employee, or agent of Registrant against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

         ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of Registrant, and each director, executive officer, or member of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in Registrant's Confidential Memorandum in the sections entitled "THE ADVISER, CIBC OPCO AND KBW ASSET MANAGEMENT, INC." Information as to the directors and officers of CIBC Oppenheimer Advisers, L.L.C. (the "Adviser") is included in its Form ADV as filed with the Commission (File No. 801-55640), and is incorporated herein by reference.

         ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The Administrator maintains certain required accounting related and financial books and records of Registrant at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser, the investment adviser of Registrant, CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281; except for records required to be maintained by paragraphs (b)(5), (b)(9), (b)(10) and
(b)(11) of Rule 31a-1 under the Investment Company Act of 1940, as amended, are maintained by KBW Asset Management, Inc., a non-managing member of the Adviser, Two World Trade Center, 85th Floor, New York, New York 10048.

         ITEM 32. MANAGEMENT SERVICES

         Not applicable.

         ITEM 33. UNDERTAKINGS

         Not Applicable.

                                    FORM N-2

                             WYNSTONE PARTNERS, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 14th day of August, 1998.

                                    WYNSTONE PARTNERS, L.P.


                                    By: /s/ PAUL BELICA
                                       ---------------------------------
                                       Name:  Paul Belica
                                       Title: Individual General Partner

                                    FORM N-2

                             WYNSTONE PARTNERS, L.P.

                                  EXHIBIT INDEX



EXHIBIT NUMBER    DOCUMENT DESCRIPTION

      (a)    (1)  Certificate of Limited Partnership
             (2)  Form of Limited Partnership Agreement
      (c)         Not Applicable
      (d)         See Exhibit (a)(2) above
      (e)         Not Applicable
      (f)         Not Applicable
      (g)         Form of Investment Advisory Agreement
      (h)         Form of Placement Agency Agreement
      (i)         Not Applicable
      (j)         Custody Agreement*
      (k)    (1)  Form of Administrative Services Agreement
             (2)  Administration, Accounting and Investor Services Agreement*
      (l)         Not Applicable
      (m)         Not Applicable
      (n)         Not Applicable
      (o)         Not Applicable
      (p)         Not Applicable
      (q)         Not Applicable

*To be filed by amendment.